UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.              )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section §240.14a-12

Kopin Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION, DATED MAY 8, 2025

KOPIN CORPORATION

125 North Drive, Westborough, Massachusetts 01581

May 13, 2025

To Our Stockholders:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders of KOPIN CORPORATION, to be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110 at 9:00 a.m. Eastern Time on Thursday, June 26, 2025 (the “Meeting”).

The Notice of Meeting and the Proxy Statement that follow describe the business to be considered and acted upon by the stockholders at the Meeting. Our Annual Report on Form 10-K for the fiscal year ended December 28, 2024, as amended, is also enclosed for your information. The enclosed proxy statement is being mailed to stockholders of record on or about May 13, 2025.

Our Board of Directors encourages your participation in Kopin Corporation’s electoral process and, to that end, solicits your proxy with respect to the matters described in the Notice of Meeting and the Proxy Statement. You may submit your proxy by completing, dating and signing the enclosed Proxy Card and returning it promptly in the enclosed envelope. You may also vote by telephone or by the Internet, as described in the Proxy Statement. You are urged to vote by mail, telephone or Internet even if you plan to attend the Meeting.

Sincerely,

Michael Murray
Chairman

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION, DATED MAY 8, 2025

KOPIN CORPORATION

125 North Drive, Westborough, Massachusetts 01581

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Thursday, June 26, 2025

Notice is hereby given that the 2025 Annual Meeting (the “Meeting”) of Stockholders of Kopin Corporation (the “Company”) will be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, on Thursday, June 26, 2025, at 9:00 a.m. Eastern Time, to consider and act upon the following matters:

1.	To elect the five (5) directors named in the accompanying proxy statement to serve on the Board of Directors of the Company each for a term expiring at the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified.
2.	To approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of shares authorized for issuance under the 2020 Equity Incentive Plan from 14,000,000 to 19,000,000.
3.	To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized common shares from 200,000,000 to 275,000,000.
4.	To ratify the appointment of BDO USA, P.C. (BDO) as the independent registered public accounting firm of the Company for the current fiscal year ending December 27, 2025.
5.	To approve, on an advisory basis, the compensation of the Company’s named executive officers during the fiscal year ended December 28, 2024.

Stockholders of record at the close of business on Thursday, May 1, 2025, the record date for the Meeting, are entitled to notice of and to vote at the Meeting and any adjournments thereof. The enclosed proxy statement is being mailed to those stockholders on or about May 13, 2025. All stockholders are cordially invited to attend the Meeting.

By Order of the Board of Directors

MICHAEL MURRAY
Chairman

Westborough, Massachusetts

May 13, 2025

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND PROMPTLY RETURN IT IN THE PREADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THE INTERNET AS DESCRIBED IN THE PROXY STATEMENT. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW ANY PROXY PREVIOUSLY GIVEN BY YOU AND YOU MAY VOTE YOUR SHARES IN PERSON AT THE MEETING.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The proxy statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the safe harbor created by such sections. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “could,” “would,” “seeks,” “estimates,” and variations of such words and similar expressions, and the negatives thereof, are intended to identify such forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in the proxy statement. Such risks, uncertainties and other factors include those risks described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) and other subsequent documents we file with the SEC. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.

Websites and Other Information

Website addresses referenced in this proxy statement inactive textual references only, and the content on the referenced websites specifically does not constitute a part of this proxy statement and is not incorporated by reference herein.

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION, DATED MAY 8, 2025

125 North Drive

Westborough, Massachusetts 01581

PROXY STATEMENT

Important Notice Regarding Internet Availability of Proxy Materials for the Stockholders Meeting to be Held at the Offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110 on Thursday, June 26, 2025, at 9:00 a.m. Eastern Time. The Proxy Statement and our 2024 Annual Report to Stockholders are also available on our website at www.kopin.com/proxy.

This proxy statement and the accompanying proxy card are being furnished in connection with the solicitation by the Board of Directors (the “Board”) of Kopin Corporation (the “Company”) for use at the 2025 Annual Meeting of Stockholders (the “Meeting”) to be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110 on Thursday, June 26, 2025, at 9:00 a.m Eastern Time., and at any adjournments, continuations or postponements thereof. This proxy statement, the accompanying proxy card and our Annual Report for the fiscal year ended December 28, 2024, are being first mailed to stockholders on or about May 13, 2025. Stockholders will be asked to consider and act upon the following matters at the Meeting:

1.	To elect the five (5) directors to serve on the Board of Directors of the Company each for a term expiring at the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.	To approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of shares authorized for issuance under the 2020 Equity Incentive Plan from 14,000,000 to 19,000,000.

3.	A proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized common shares from 200,000,000 to 275,000,000.

4.	To ratify the appointment of BDO. as the independent registered public accounting firm of the Company for the current fiscal year ending December 27, 2025.

5.	To approve, on an advisory basis, the compensation of the Company’s named executive officers during the fiscal year ended December 28, 2024.

All solicitation expenses, including costs of preparing, assembling and mailing proxy materials, will be borne by the Company. It is expected that solicitations will be made primarily by mail, but our directors, officers and other employees also may solicit proxies by telephone and in person, without additional compensation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for proxy materials to be sent to their principals, and we will reimburse such persons for their reasonable expenses in so doing.

The close of business on Thursday, May 1, 2025, has been established as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. As of the record date, there were 162,797,894 shares of our common stock issued and outstanding and entitled to vote. Holders of shares of our common stock are entitled to one vote for each share owned as of the record date on all matters to come before the Meeting and any adjournments thereof. The presence in person or by proxy of holders of a majority of the issued and outstanding shares of our common stock entitled to vote at the Meeting constitutes a quorum for the transaction of business at the Meeting.

Stockholders may vote by completing the enclosed proxy card and mailing it in the envelope provided, by using the toll-free telephone number provided on the proxy card, over the Internet or in person at the Meeting. The Internet and telephone voting facilities for stockholders of record will close at 11:59 p.m. Eastern Time on Wednesday, June 25, 2025, the day before the Meeting. Any proxy submitted prior to the Meeting may be revoked at any time before it is voted by written notice of revocation received by the Secretary of the Company prior to the Meeting, by delivering a later dated proxy in accordance with the instructions on the enclosed proxy by voting in person at the Meeting or by revoking a written proxy by request in person at the Meeting. If the proxy submitted is not so revoked, the shares represented by such proxy will be voted in accordance with the instructions contained therein. If no choice is specified for one or more proposals in a proxy submitted by or on behalf of a stockholder, the shares represented by such proxy will be voted in favor of such proposals and in the discretion of the named proxies with respect to any other proposals that may properly come before the Meeting.

For Proposal 1, our Sixth Amended and Restated By-laws (the “By-laws”) provide a majority voting standard for election of directors in uncontested elections. Each director will be elected by the affirmative vote of a majority of the votes cast, meaning that the number of votes cast “FOR” a director nominee exceeds the number of “AGAINST” votes with respect to that director’s election. Broker non-votes and abstentions will have no effect on the outcome of the vote for Proposal 1. Pursuant to our By-laws, each person who is nominated to stand for election as director must tender an irrevocable and executed letter of resignation in advance of the meeting for the election of directors. If an incumbent director nominee is not elected in an uncontested election and no successor has been elected at such meeting, the director must promptly tender his or her resignation to the Board. The Nominating and Corporate Governance Committee of the Board (excluding the nominee, if applicable) then will make a recommendation to the Board as to whether to accept or reject the resignation, or whether other action should be taken. The Board, excluding the nominee, will act on the resignation and publicly disclose its decision in accordance with the By-laws.

Proposals 2, 4 and 5 will be approved upon the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on each such proposal. Abstentions will be counted for each of Proposals 2, 4 and 5, and will have the same effect as a vote against each such proposal. Broker non- votes, if any, will have no effect on the outcome of the vote of Proposals 2, 4 or 5. However, Proposal 4, the ratification of the appointment of BDO as our independent registered public accounting firm, is considered a “routine” matter. As such, brokers that have not received voting instructions from the beneficial holders are allowed to vote their clients’ shares on Proposal 4 without having received voting instructions.

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Proposal 3 will be approved upon the affirmative vote of a majority of the Company’s outstanding stock entitled to vote thereon. Proposal 3 is considered a discretionary matter. Therefore, if your shares are held by your bank, brokerage firm or other nominee in “street name” and you do not provide voting instructions with respect to your shares, your bank, brokerage firm or other nominee may vote your shares on Proposal 3. Broker non-votes (if any) and abstentions will have the same effect as votes cast against the proposal.

If, in a proxy submitted on behalf of a stockholder by a person acting solely in a representative capacity, the proxy is marked clearly to indicate that the shares represented thereby are not being voted with respect to one or more proposals, then such proxies will be counted as present for purposes of establishing a quorum at the Meeting. Proxies marked as “abstain” as to one or more proposals will be counted as present for purposes of establishing a quorum at the Meeting and for the purpose of calculating the vote on such proposals. Such abstentions will have the effect of a vote against such proposals other than Proposal 1 (for which they will have no effect on the voting results).

The chairman of the Meeting or the holders of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote have the power to adjourn the Meeting from time to time without notice other than announcement at the Meeting of the time and place of the adjourned meeting.

As of the date of this proxy statement, we do not know of any matters that will be brought before the Meeting other than those matters specifically set forth in the Notice of Annual Meeting of Stockholders. However, if any other matter properly comes before the Meeting, it is intended that the persons named as proxies in the enclosed proxy card, or their substitutes acting thereunder, will vote on any such matter in accordance with their best judgment.

Corporate Governance Matters

Our Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table lists each of our current directors and provides membership information for each of the committees:

Name	Audit	Compensation	Nominating and Corporate Governance
Jill J. Avery	X		X
Chi Chia Hsieh+		X
Michael Murray
David Nieuwsma	X	X
Margaret Seif#	X	X	X
Paul Walsh, Jr*.	X

*	Audit Committee Chairperson
#	Nominating Committee Chairperson
+	Compensation Committee Chairperson

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Corporate Governance Guidelines

Our Board has adopted written charters for each of its Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Our Board has also adopted corporate governance guidelines, a code of business conduct and ethics for employees, executive officers and directors, a policy on conflict minerals sourcing and a whistleblower policy regarding the treatment of complaints on accounting, internal accounting controls and auditing matters. All of these documents are available on our website at www.kopin.com under the heading “Investors Relations: Governance Documents.” A copy of any of these documents may be obtained, without charge, upon written request to Kopin Corporation, c/o Investor Relations, 125 North Drive, Westborough, MA 01581.

Corporate Governance Practices and Board Independence

Each year, our Board reviews the relationships that each director has with us and with other parties. With the exception of Michael Murray, our current Chairman of the Board, President and Chief Executive Officer, only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable Nasdaq Stock Market, Inc. Marketplace Rules (the “Nasdaq Rules”), and whom the Board affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, are considered to be independent directors. Our Board has reviewed several factors to evaluate the independence of each of its members. These factors include the members’ current and historic relationships with us and our competitors, suppliers and customers; their relationships with management and other directors; the relationships their current and former employers have with us; and the relationships between us and other companies of which a member of our Board is a director or executive officer. After evaluating these factors, our Board has determined that a majority of the current members of the Board and director nominees, namely, Jill J. Avery, Margret Seif, David Nieuwsma, Chi Chia Hsieh and Paul Walsh, Jr. do not have any relationships that would interfere with the exercise of independent judgment in carrying out their responsibilities as a director and are independent directors of Kopin Corporation within the meaning of the applicable Nasdaq Rules.

In making its independence determinations, our Board considered transactions occurring since the beginning of 2022 between us and entities associated with the independent directors or members of their immediate family. All identified transactions that appear to relate to Kopin Corporation and a person or entity with a known connection to a director are presented to the Board for consideration. In making its subjective determination that each non-employee director is independent, our Board considered the transactions in the context of the Nasdaq Rules, the standards established by the SEC for members of audit committees and the SEC and Internal Revenue Service standards for compensation committee members. Our Board’s independence determinations included reviewing the following transactions and relationships: Dr. Hsieh is a director of KoBrite Corp. (“KoBrite”), in which Kopin owned a minority interest which we sold in 2025. Dr. Hsieh is also a director of Bright LED, which is the majority owner of KoBrite. The Board determined that these relationships are not material and that it does not impair Dr. Hsieh’s independence.

Nomination and Election of Directors

When seeking candidates for director, the Nominating and Corporate Governance Committee (the “Nominating Committee”) may solicit suggestions from incumbent directors, management or others. After conducting an initial evaluation of a candidate, the Nominating Committee will interview that candidate if it believes the candidate might be suitable to serve as a director. The Nominating Committee may also ask the candidate to meet with our management. If the Nominating Committee believes a candidate would be a valuable addition to the Board and there is either a vacancy on the Board or the Nominating Committee believes it is in the best interests of Kopin Corporation and its stockholders to increase the number of board members, it will recommend that candidate’s election to the full Board.

Before nominating a sitting director for re-election at an annual stockholder meeting, the Nominating Committee will consider the director’s performance on the Board and whether the director’s re-election would be consistent with our corporate governance guidelines and our continued compliance with applicable laws, rules and regulations.

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Our Board believes that it should be comprised of directors with diverse and complementary backgrounds, and that directors should have expertise that, at a minimum, may be useful to us and may contribute to the success of our business. Directors also should possess the highest personal and professional ethics and should be willing and able to devote an amount of time sufficient to effectively carry out their duties and contribute to the success of our business. When considering candidates for director, the Nominating Committee takes into account a number of factors, which may include the following:

●	Independence from management;

●	Background;

●	Relevant business experience;

●	Judgment, skill and integrity;

●	Existing commitments to other businesses;

●	Potential conflicts of interest;

●	Corporate governance background;

●	Financial and accounting background;

●	Executive compensation background; and

●	Size and composition of the existing Board.

Stockholder Proposals

The Nominating Committee will consider candidates for director suggested by stockholders by considering the foregoing criteria and the additional information referred to below. Stockholders wishing to suggest a candidate for director should write to Kopin Corporation, c/o Investor Relations, 125 North Drive, Westborough, MA 01581, and include the following:

●	The name and address of the stockholder and a statement that he, she, they or it is one of our stockholders and is proposing a candidate for consideration by the Nominating Committee;

●	The class and number of shares of our capital stock owned by the stockholder as of the record date for the annual stockholder meeting (if such date has been announced) and as of the date of the notice, and length of time such stockholder has held such shares;

●	The name, age and address of the candidate;

●	A description of the candidate’s business and educational experience;

●	The class and number of shares of our capital stock, if any, owned by the candidate, and length of time such candidate has held such shares;

●	Information regarding each of the foregoing criteria the Board generally considers, other than the factors regarding Board size and composition, sufficient to enable the committee to evaluate the candidate;

●	A description of any relationship between the candidate and any of our customers, suppliers or competitors or any actual or potential conflict of interest;

●	A description of any relationship or understanding between the stockholder and the candidate; and

●	A written statement by the candidate that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Time for Submission of Stockholder Proposals

Under our By-laws, nominations for directors may be made only by or at the direction of the Board, or by a stockholder of record at the time of giving notice who is entitled to vote and delivers written notice to the Secretary of the Company at its principal executive offices at 125 North Drive, Westborough Massachusetts, 01581 along with the additional information and materials required by our By-laws not less than 90 days and not more than 120 days prior to the first anniversary of the preceding year’s annual meeting. For our annual meeting in the year 2026, we must receive this notice no earlier than February 26, 2026, and no later than March 28, 2026 to be eligible for consideration at the annual meeting in 2026. You can obtain, without charge, a copy of the by-laws by writing to Kopin Corporation, c/o Investor Relations, 125 North Drive, Westborough, MA 01581.

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Under our By-laws, stockholders may present proposals other than director nominations that may be proper subjects for inclusion in the proxy statement and for consideration at an annual meeting. For business to be properly brought before a stockholder meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Company at 125 North Drive, Westborough Massachusetts, 01581, not less than 30 days nor more than 75 days prior to the first anniversary of the preceding year’s annual meeting. For our annual meeting in the year 2026, pursuant to the requirements of our By-laws, we must receive such notice no earlier than April 12, 2026 and no later than May 27, 2026 to be eligible for consideration at the annual meeting in 2026.

Under Rule 14a-8 of the Securities and Exchange Act stockholders must deliver proposals to Kopin Corporation not later than January 13, 2026 if the proposal is submitted for inclusion in our proxy materials for the annual meeting in 2026.

In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the additional requirements of Exchange Act Rule 14a-19.

Stockholder Communications with the Board

The Board has established a process for stockholders to send communications to our Board or any individual director. Stockholders may send written communications to the Board or any director to Kopin Corporation, Board of Directors, c/o Chief Financial Officer, 125 North Drive, Westborough, MA 01581.

Related Party Transactions

The Audit Committee reviews and approves certain transactions or relationships involving Kopin and its directors, executive officers and their affiliates. Kopin has adopted policies and procedures that apply to any transaction or series of transactions in which Kopin, or a subsidiary, is a participant, the amount involved exceeds $120,000 and a related person has a direct or indirect material interest. In reviewing a transaction or relationship, the Audit Committee will take into account, among other factors it deems appropriate, the nature and terms of the transaction, the dollar value of the transaction, the business reasons for the transaction, whether it is on terms no more favorable than to an unaffiliated third party under similar circumstances, as well as the extent of the related party’s interest in the transaction. Our Code of Business Conduct and Ethics for Employees, Executive Officers and Directors prohibits any transaction or relationship that would create a conflict of interest, unless approved by the Board. Conflicts of interests are to be reported to the applicable employees’ immediate supervisor or our Chief Financial Officer.

We do not currently provide personal loans to our executive officers or directors. Other than Proposal 1, none of our directors, executive officers or their associates have a substantial interest in any of the matters to be acted upon at the Meeting.

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PROPOSAL 1

ELECTION OF DIRECTORS

Our By-laws provide that the Board shall consist of not less than three nor more than 13 directors. At the Meeting, proxies cannot be voted for a greater number of individuals than the five nominees named in this Proxy Statement. Unless authority is withheld, it is the intention of the persons voting under the enclosed proxy to vote such proxy in favor of the election of each of the nominees to serve as director until the 2026 Annual Meeting of Stockholders and until their respective successors are elected and qualified. If any nominee is unavailable or unwilling to serve, such votes will be cast by the proxies either for a substitute nominee selected by the proxies or to fix the number of directors at a lesser number. Our Board currently has no reason to expect that any of the nominees will be unavailable or unwilling to serve. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

Vote Required for Election

The election of directors requires a majority voting standard for election of directors in uncontested elections. Each director will be elected by the affirmative vote of a majority of the votes cast, meaning that the number of votes cast “FOR” a director nominee exceeds 50% of the number of votes cast with respect to that director’s election. Any “non-votes” and abstentions from voting received will have no effect on the outcome of this Proposal 1. Directors are elected by plurality vote in a contested election of directors (as defined in our By-laws).

Pursuant to our By-laws, each person who is nominated to stand for election as director must tender an irrevocable and executed letter of resignation in advance of the Meeting for the election of directors. If an incumbent director nominee is not elected by a majority of the votes cast in an uncontested election and no successor has been elected at such meeting, the director must promptly tender his or her resignation to the Board. The Nominating Committee (excluding the nominee, if applicable) then will make a recommendation to the Board as to whether to accept or reject the resignation, or whether other action should be taken. The Board, excluding the nominee, will act on the resignation and publicly disclose its decision in accordance with the By- laws.

The Board of Directors has nominated and recommends that you vote “FOR” the election of each of the nominees listed below to serve as our Directors until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Our Board of Directors (the “Board”) currently consists of six (6) members: Michael Murray, Jill Avery, Chi Chia Hsieh, David Nieuwsma, Margaret Seif, and Paul Wash, Jr. Dr. Hsieh will not be standing for reelection as a director and following the 2025 Annual Meeting (the “Meeting”), he will cease to serve as a director. Set forth below are the name and age for each director nominee, his or her principal occupation and business experience during the past five years and the names of other publicly-traded companies of which he or she served as a director.

Name	Age	Served as Director Since	Position and Offices with the Company
Jill J. Avery	57	2021	Lead Independent Director
Michael Murray	50	2022	President and Chief Executive Officer, Director
David Nieuwsma	61	2023	Director
Margaret Seif	64	2024	Director
Paul Walsh, Jr.	61	2024	Director

Jill J. Avery – Dr. Avery has over 30 years of experience in marketing and brand management as well as management. Her expertise in marketing provides a complementary skillset to the technical, operational, financial and legal experience of our other Board members.

Michael Murray – Mr. Murray has served as our Chief Executive Officer and President since September 2022. Mr. Murray is an engineer and has served as President of businesses working with defense ministries and governments. Mr. Murray has always been associated with technology-focused companies and at these companies Mr. Murray was involved in overall strategy of the business, product development, manufacturing, sales and marketing and acquisitions.

David Nieuwsma – Mr. Nieuwsma, a former US Air Force officer, had a 32-year career with Collins Aerospace where he held numerous roles including Executive Vice President, Information Management Solutions, President, Interior Solutions and President, Avionics Solutions Mr. Nieuwsma accumulated a broad range of experience in engineering leadership, product line management, sales, marketing and strategy development. A significant portion of Kopin’s revenues is derived from the sale of our products for defense applications and Mr. Nieuwsma brings a deep understanding of our end markets, customers and U.S. Department of Defense procurement.

Margaret Seif – Ms. Seif served as Chief Legal Officer and Chief People Officer of Analog Devices, Inc. a leading semiconductor manufacturer. She brings extensive experience in mergers and acquisitions, talent strategy, governance and risk management to the board.

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Paul Walsh, Jr. – Mr. Walsh’s qualifications to serve as a member of the Board include his extensive experience of more than 30 years in the global semiconductor industry, with service as Chief Financial Officer for two public companies in the industry, which we believe provides our Board with valuable executive-level insights and broad and diverse operational industry experience.

The Board considers diversity in terms of education, business experience and reputation when considering candidates for our Board. There are no family relationships among any of our directors, officers or nominees.

Background of Nominees for Director and Certain Officers

Nominees

Jill J. Avery, Director. Dr. Avery has served as one of our directors since 2021. Dr. Avery holds a Doctorate in Business Administration (marketing) from Harvard Business School, a MBA (marketing and finance) from the Wharton School, and a BA (English) from the University of Pennsylvania. Dr. Avery is a Senior Lecturer of Business Administration and C. Roland Christensen Distinguished Management Educator in the marketing unit at Harvard Business School, a position she has held since 2013. She is an authority on brand management, customer relationship management (CRM), and digital marketing. Prior to her academic career, she worked in consumer packaged goods brand management, managing brands for The Gillette Company, Braun Inc., Samuel Adams, and AT&T, and spent time on the agency side of the business, as an Account Executive managing consumer promotions for Pepsi, General Foods, Bristol-Myers, and Citibank. She is Lead Director of the Board at Amica Mutual Insurance Company, a Director of the Harvard/MIT COOP, President Emerita of the Board of Trustees at the Museum of Fine Arts, Boston, and a Trustee of the Boston Ballet. During the past five years, Dr. Avery has not served on the board of directors of any other public companies or registered management investment companies.

Michael Murray President, Chief Executive Officer, Director. Mr. Murray has served as one of our directors since 2022. Mr. Murray joined Kopin in September 2022 from Ultra Electronics Group (Ultra), a British Defense and Security company he joined in 2020, where he served as President of the Cyber business, working with defense ministries and governments. Prior to joining Ultra Mr. Murray from 2017 to 2020 worked at Blackridge Technology as a Senior Vice President and General Manager, IloT. An engineer by training, Mr. Murray has always been associated with technology-focused companies. Prior to Ultra Electronics, he worked at Aceinna Inc. as Executive Vice President and Analog Devices, where he led the Industrial Sensing business unit. At these companies Mr. Murray was involved in overall strategy of the business, product development, manufacturing, sales and marketing and acquisitions. During the past five years, Mr. Murray has not served on the board of directors of any public companies or registered management investment companies.

David Nieuwsma, Director. Mr. Nieuwsma has served as one of our directors since November of 2023. A former US Air Force officer, he was employed with Collins Aerospace from 1991 to 2022. Mr. Nieuwsma led numerous lines of business at Collins Aerospace including roles as Executive Vice President, Information Management Solutions, President, Interior Solutions and President, Avionics Solutions. Mr. Nieuwsma holds a Bachelor of Science, Management from the US Air Force Academy in Colorado Springs, Colorado, a Bachelor of Science, Computer Science, from Chapman College, Orange, California, and a Master of Business Administration from the University of Iowa. He spent five years in the US Air Force, completing his military career attaining the rank of Captain, as an Acquisition Project Officer, Ballistic Systems Division, Norton AFB, California. During the past five years, Mr. Nieuwsma has not served on the board of directors of any public companies or registered management investment companies.

Margaret Seif, Director. Ms. Seif has served as one of our directors since May 2024. From 2014 to 2022 Ms. Seif held various positions including Chief People Officer and Chief Legal Officer at Analog Devices, Inc. (ADI) a global leader in the design and manufacturing of analog, mixed signal, and DSP integrated circuits. In her roles at ADI Ms. Seif’s responsibilities included talent strategy, all legal matters, structures and negotiating multiple mergers and acquisitions, corporate governance matters, developing cyber risk mitigation strategies and protections of ADI’s portfolio of intellectual property assets. From 1998 to 2005 Ms. Seif was Senior Vice President, Corporate Development and General Counsel & Secretary at RSA Security Inc. Ms. Seif serves on the Board of Advisors for Community Servings Inc., and the New England Regional Council of the Smithsonian Institution. Ms. Seif has a Bachelor of Arts from Brown University and a Doctor of Jurisprudence from the University of Michigan Law School. During the past five years, Ms. Seif served as Corporate Secretary of ADI.

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Paul V. Walsh Jr., Director. Prior to retiring in February 2022, Mr. Walsh served as Chief Financial Officer, Senior Vice President and Treasurer, at Allegro MicroSystems, Inc., a publicly traded global semiconductor company that designs and manufactures advanced sensor and power management integrated circuits for the automotive and industrial end markets, from 2014 to 2022. Prior to joining Allegro, Mr. Walsh served as the Chief Financial Officer and Senior Vice President of Rocket Software, Inc., a global software development firm, from 2013 to 2014. From 2004 to 2013, he served in several financial leadership roles at Silicon Laboratories Inc., a publicly traded global technology company that designs and manufacturers semiconductors, including as: Chief Financial Officer and Senior Vice President from 2011 to 2013 and Chief Accounting Officer and Vice President of Finance from 2006 to 2011, among other roles.

Mr. Walsh currently serves on the board of directors of Semtech Corporation (NASD: SMTC), which designs and manufactures semiconductors for IoT and connectivity applications, serving as the chair of its audit committee as a member of the Nominating and Governance Committee as well as the Strategy and Technology Committee.

Mr. Walsh served as an advisor to the board of directors and audit committee of Anokiwave, Inc., a late-stage semiconductor company, from October 2022 to February 2024, where he was also an investor. Anokiwave, Inc. was acquired by Qorvo, Inc. in February 2024. Additionally, he served on the board of directors of Nitero, Inc., a venture-backed startup semiconductor company, from 2012 to 2015, and Grande Communications Networks, LLC, a broadband communications provider of cable and internet services, from 2008 to 2010, including as chairman of the audit committee.

Officers

Michael Murray, President, Chief Executive Officer, Director. Mr. Murray, age 51, has served as our President and Chief Executive Officer since September 6, 2022. Mr. Murray served as President of the Cyber business of Ultra Electronics Group, a British Defense and Security company. Prior to Ultra Electronics, he worked at Aceinna as Executive Vice President and Analog Devices, where he led the Industrial Sensing business unit.

Richard A. Sneider, Treasurer and Chief Financial Officer. Mr. Sneider, age 65, has served as our Treasurer and Chief Financial Officer since September 1998. Mr. Sneider is a former Certified Public Accountant and was formerly a partner of the international public accounting firm, Deloitte & Touche LLP, where he worked for 16 years.

Paul Baker, Chief Operating Officer for Kopin Government and Industrial and Strategic Business Officer. Mr. Baker, age 62, has held his present position with the Company since January 2020 and previously served as the Company’s Strategic Business Officer from February 2019 to January 2020, Senior Vice President, Business Development from January 2017 to January 2019, and as Vice President, Business Development between March 2014 and December 2016. From 2007 to 2014, Mr. Baker served as Executive Vice President, Business Development & Sales at ZINK Imaging Co., a private company headquartered in Billerica, Massachusetts that invented ZINK Zero Ink® Technology. Mr. Baker holds a B.A. in economics from Colby College and a M.B.A. from Boston University.

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Board Structure and Risk

Our Board leadership structure is commonly utilized by other public companies in the United States, and we believe that it is effective for us. We believe this leadership structure is appropriate for us given the size and scope of our business, the experience and active involvement of our independent directors, and our corporate governance practices, which include regular communication with and interaction between and among the Chief Executive Officer and the Chief Financial Officer and the independent directors. Pursuant to our By-laws, our Board selects the Chairman and the Chief Executive Officer that it determines to be in the best interest of our stockholders. Our Board has determined that each of Jill J. Avery, David Nieuwsma, Marnie Seif and Paul Walsh, Jr. are independent as that term is defined under the applicable independence listing standards of Nasdaq Rules and the applicable SEC rules and regulations.

We believe that our directors provide effective oversight of risk management functions. Annually, we perform a risk review where the management team evaluates the risks facing us in the upcoming year and over a longer-term horizon, typically three years. From this risk assessment, we develop plans to deal with the risks identified. This risk assessment is provided to the Board and their input is reflected in the annual risk assessment.

In addition, members of our management periodically present to the Board the strategies, issues and plans for the product lines they manage. The Compensation Committee also reviews our incentive plans to determine whether they result in management behavior that may result in additional risk beyond the plans’ intended purpose. While the Board oversees our risk management, our management is responsible for day-to-day risk management processes. Additionally, the Board requires that management raise exceptional issues to the Board. We believe this division of responsibilities is the most effective approach for addressing the risks facing us and that the Board leadership structure supports this approach.

Board and Committee Meetings

During fiscal year 2024, our Board held seven meetings. For each director that was voted to the Board at the 2024 Annual Meeting of Stockholders, overall attendance at Board meetings and relevant committee meetings, either in person or by conference call, was greater than 75% during the period they were on the Board of committee during fiscal year 2024. All directors attended the Company’s 2024 Annual Stockholder Meeting. Mr. Walsh, Jr. joined the Board of Directors after the 2024 Annual Meeting of Stockholders and attended the two Board meetings after he joined the Board. Although we currently do not require our directors to attend annual stockholder meetings, we do encourage directors to do so and welcome their attendance.

Audit Committee: We have established a separately designated Audit Committee as defined by Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee is composed of three directors: Jill J. Avery, David Nieuwsma and Paul Walsh, Jr., each of whom the Board has determined is independent under the Nasdaq Rules and the applicable SEC rules and regulations. The Board has determined that Mr. Walsh is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act. Our Board adopted an Audit Committee Charter, which is available on our website at www.kopin.com under the heading “Investor Relations: Governance Documents.” Our Audit Committee Charter delegates to the Audit Committee the responsibility, among other things, to engage our independent auditors, review the audit fees, supervise matters relating to audit functions, review and set internal policies and procedure regarding audits, accounting and other financial controls and review related party transactions. The Audit Committee pre-approved all audit and non-audit services provided by BDO for fiscal year 2024. During the 2024 fiscal year, our Audit Committee met in person or through a conference call seven times. Ms. Avery attended all seven meetings. Mr. Nieuwsma joined the Audit Committee in June 2024 and attended two of the three subsequent meetings. Mr. Walsh joined the Audit Committee in September 2024 and attended the two subsequent meetings.

Nominating and Corporate Governance Committee: Our Nominating and Corporate Governance Committee presently is composed of two directors: Dr. Avery and Ms. Seif, each of whom the Board has determined is independent under applicable SEC and Nasdaq Rules. The Nominating and Corporate Governance Committee is responsible for, among other things, considering potential Board members, making recommendations to the full Board as to nominees for election to the Board, assessing the effectiveness of the Board and implementing our corporate governance guidelines. The charter of the Nominating and Corporate Governance Committee is available on the Company’s website at www.kopin.com under the heading “Investor Relations: Governance Documents.” During the 2024 fiscal year, our Nominating and Corporate Governance Committee met in person or through a conference call five times and all members participated in the meetings. In addition, the Nominating and Corporate Governance Committee engaged and paid a fee to a consultant, Egon Zehnder, to identify possible Board of Director candidates, The Nominating and Corporate Governance Committee members periodically met with Egon Zehnder for status updates and to review potential candidates.

Compensation Committee: Our Compensation Committee presently is composed of three directors: Dr. Hsieh, Mr. Nieuwsma and Ms. Seif, each of whom the board has determined is independent under applicable SEC and Nasdaq Rules. The charter of the Compensation Committee is available on our website at www.kopin.com under the heading “Investor Relations: Governance Documents.” During the 2024 fiscal year, our Compensation Committee met in person or through a conference call nine times. Dr. Hsieh participated in eight of the meetings. Mr. Nieuwsma and Ms. Seif were added to the Compensation Committee in June 2024 and participated in all seven subsequent meetings. The Compensation Committee is responsible for the approval of remuneration arrangements for our executive officers, review and approval of compensation plans relating to executive officers and directors, including grants of stock options, restricted stock and stock grants under our 2020 Equity Incentive Plan and other benefits and general review of our employee compensation policies. Dr. Hsieh will not be standing for reelection at the Meeting and will cease to be on the Compensation Committee after the Meeting.

The information contained on the Company’s website at www.kopin.com is not considered incorporated by reference in this proxy statement. Compensation Committee Interlocks and Insider Participation.

None of our executive officers serves as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee. None of the current members of our Compensation Committee has ever been an employee of Kopin or any subsidiary of Kopin.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below contains information, as of the dates below, regarding the beneficial ownership of all those known to us to be a beneficial owner of more than 5% of our common stock as well as our directors and nominees, named executive officers and all of our executive officers and directors as a group as of May 1, 2025. The address of each holder listed below, except as otherwise indicated, is 125 North Drive, Westborough, Massachusetts 01581.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage Ownership(2)
Directors and Named Executive Officers
Jill J. Avery	94,500	*
Chi Chia Hsieh	321,500	*
Michael Murray	2,667,608	1.6
David Nieuwsma	129,000	*
Marnie Seif	64,500	*
Paul Walsh, Jr.	64,500	*
Richard A. Sneider	630,883	*
Paul Baker	544,531	*
All directors and executive officers as a group (8 persons)	4,517,022	2.8
5% or Greater Stockholders
Royce & Associates LP(3)	7,981,832	4.9

*	Less than 1%

(1)	Unless otherwise indicated in these footnotes, each stockholder has sole voting and investment power with respect to the shares beneficially owned.
(2)	Percentages are based on 162,797,922 shares of our common stock outstanding as of May 1, 2025.
(3)	This information is based solely on information reported on a Schedule 13G filed on April 29, 2025 with the SEC on behalf of Royce & Associates LP. Royce & Associates LP reported sole voting power with respect to 7,981,832 shares of common stock and sole dispositive power over 7,981,832 shares of common stock. The business address of Royce & Associates LP is One Madison Avenue, New York, NY 10010.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 furnished to us and written representations from our directors and executive officers and other information, we believe that none of our directors, executive officers or 10% stockholders, failed to file on a timely basis the reports required to be filed pursuant to Section 16 of the Exchange Act during the fiscal year 2024 except for the following: On September 3, 2024 Ms. Sief filed a Form 4 for her initial equity grant of 64,500 shares of the Company’s common stock which occurred on June 6, 2024. The Form 4 was late due to delays in obtaining her EDGAR filing codes.

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COMPENSATION DISCUSSION AND ANALYSIS

The Company is considered a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Exchange Act and provides scaled compensation disclosure intended to comply with the requirements applicable to smaller reporting companies Although the SEC guidance permits us to follow the rules applicable to a small reporting company for purposes of this proxy statement, we are committed to providing the compensation disclosure necessary to enable shareholders to understand our compensation plans, plan design and programs, as well as 2024 compensation decisions made by the Compensation Committee, and make informed voting decisions

Named Executive Officers

Our NEOs for fiscal year 2024 were:

●	Michael Murray, President and Chief Executive Officer (CEO)
●	Richard A. Sneider, Treasurer and Chief Financial Officer (CFO)
●	Paul Baker, Chief Operating Officer (COO)

Executive Summary

Provided below are key Company performance and executive compensation highlights for fiscal year 2024:

In 2024, we continued the reorganization of Kopin under a program we call One Kopin. We have three manufacturing and assembly locations and previously the business development and engineering staff concentrated on the products made at those locations. In 2023, we started the process of creating one Business Development group that would sell all of Kopin’s products and one engineering group that would work on the design, development and manufacturing of all of Kopin’s products with the understanding that there are limits because of the nature of some of our products. Below is a summary of certain financial and development performance highlights that occurred in 2024:

●	Our fiscal year 2024 revenues were $50.3 million, an increase of 24.6% over the fiscal year 2023 revenues of $40.4 million. Our fiscal year 2024 product revenues increased to $43.6 million as compared to fiscal year 2023 product revenues of $25.9 million.

●	Our fiscal year 2024 gross margins increased to 17% from approximately four percent for fiscal year 2023. Our operating loss was approximately $43.1 million, which included $24.8 million for litigation accrual. Our fiscal year 2023 operating loss was approximately $17.2 million.

●

In fiscal year 2024 we received orders in excess of $40 million. The orders we received in fiscal year 2024 were for eyepieces used in thermal weapon sights, displays used in fixed wing and rotary aircraft, training and simulation headsets and contracts for display and application specific optical solution design and development. We also received initial orders for our medical headset.

●

In fiscal year 2024 we used government, customer and internal funding to develop new displays including our bidirectional Neural™ display that is intended to provide biological information to artificial intelligence software to adjustment the display image and thereby improve user performance. We also commenced development on day and night modules that can be used with current soldier helmets to provide additional capabilities.

Compensation Highlights:

Summarized below are highlights with respect to executive compensation for fiscal year 2024:

●	Messrs. Murray and Baker received base wages increases from $450,000 to $495,000 and $324,450 to $334,184, respectively, in 2024. Mr. Sneider did not receive a base wage increase in 2024.

●	Mr. Murray was awarded a bonus for fiscal year 2024 performance of $668,000.

●	Mr. Murray received a grant of 1,200,000 shares of restricted stock (2026 Performance-Based Equity Award) which shall vest based on the attainment of corporate performance goals and targets, including a minimum revenue for the fiscal year 2026, and his continued employment through December 31, 2026. The target number of restricted shares is 1,000,000 and the target performance goals are fiscal year 2026 revenue of $65 million and a consolidated 6% operating profit. If any of the applicable performance goals are attained at less than 80% of target, the number of restricted shares earned for the portion of the 2026 Performance-Based Equity Award attributable to that performance goal will be zero. If any of the applicable performance goals are attained at between 80% and 100% of target, the number of restricted shares earned for the portion of the 2026 Performance-Based Equity Award attributable to that performance goal will be between 50% and 100% of target. If any of the applicable performance goals are attained at between 100% and 120% of target, the number of restricted shares earned for the portion of the 2026 Performance-Based Equity Award attributable to that performance goal will be between 100% and 120% of target. Performance between performance levels will be interpolated on a straight-line basis Performance achievement will be determined by the Board in its reasonable discretion exercised in good faith. Performance between performance levels will be interpolated on a straight-line basis

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●

Our primary objective for fiscal year 2024 was to continue to increase revenues and cash flow. To that end, as part of the annual incentive plan we granted our CFO and COO 45,300 and 40,800 shares of restricted stock, respectively, which could have been earned if certain revenue, cash flow and individual goals were met. The number of shares granted represented approximately 35% of their 2023 base wages divided by approximately the Company’s share price on day of grant. 20% of the shares could have been earned by meeting certain revenue targets, 70% of the shares could have been earned by meeting certain cash flow targets and 10% could be earned based on meeting individual goals in fiscal year 2024. The revenue and cash flow goals had a minimum base amount, a target amount and a maximum upper goal amount. If the minimum base amount was not achieved, then no restricted stock was earned. If the minimum base amount was achieved approximately 30% of the shares could be earned, if the target amount was achieved approximately 75% of the shares could be earned and if the maximum upper goals was achieved all of the shares could be earned.

Messrs. Sneider and Baker earned 25,505 and 22,972, respectively, of the shares granted which represents achieving approximately 56% of the goals.

●	Under our long-term incentive plan, each of Messrs. Sneider and Baker each received restricted stock grants of 75,000 shares that at the rate of 34% on December 10, 2025, 33% shall vest on December 10, 2026 and 33% shall vest on December 10, 2027, subject to the Company’s 2020 Equity Incentive Plan and remain employed by the Company. These grants were issued to incentivize the individuals to remain with the Company and further align their interest with those of stockholders.

President and Chief Executive Officer:

In September 2022, Mr. Michael Murray joined Kopin as President and Chief Executive Officer.

Mr. Murray received an annual base salary of $450,000. Additionally, Mr. Murray received 800,000 shares of restricted stock, which vest in 20% increments each December 10 beginning in 2023, and a sign-on bonus of $100,000. A more detailed discussion of Mr. Murray’s initial employment agreement is discussed in the Employment and Other Agreements section below.

On April 15, 2024 the Company and Mr. Murray signed a new Employment Agreement (the “New Agreement”). The New Agreement was entered into to provide more specificity that was incorporated in his initial employment agreement. This summary of the New Agreement is subject to the terms of the New Agreement which is filed with the SEC as an exhibit to Form 8-K. Under the New Agreement, Mr. Murray’s salary was set at $495,000 with eligibility for a target cash bonus of 100% of base salary up to a maximum of 150% base salary based on a formula and the determination of achievement of goals as determined by the Board. Mr. Murray also is eligible for the Company’s standard benefits package and to participate in all applicable group employee benefit plans and programs offered. Mr. Murray is eligible to receive equity awards covering the Company’s common stock. Provided that Mr. Murray continues to be employed by the Company on the date of a change of control (as defined in the New Agreement), all outstanding equity awards held by Mr. Murray immediately prior to the effective date of a change of control which vest based upon his continued service over time shall accelerate, become fully vested and/or exercisable, as the case may be, immediately prior to the change of control, and all outstanding equity awards held immediately prior to the change of control which vest based upon attainment of performance criteria shall vest based on target performance immediately prior to the change of control.

On June 28, 2024 Mr. Murray received a grant of 1,200,000 shares of restricted stock which shall vest based on the attainment of corporate performance goals and targets, including a minimum target revenue for the fiscal year 2026 of $65 million and an operating profit of 6%, and his continued employment through December 31, 2026. The target number of restricted stock that can be earned is 1,000,000. If any of the applicable performance goals are attained at less than 80% of target, the number of restricted shares earned for the portion of the 2026 Performance-Based Equity Award attributable to that performance goal will be zero. If any of the applicable performance goals are attained at between 80% and 100% of target, the number of restricted shares earned for the portion of the 2026 Performance-Based Equity Award attributable to that performance goal will be between 50% and 100% of target. If any of the applicable performance goals are attained at between 100% and 120% of target, the number of restricted shares earned for the portion of the 2026 Performance-Based Equity Award attributable to that performance goal will be between 100% and 120% of target. Performance between performance levels will be interpolated on a straight-line basis Performance achievement will be determined by the Board in its reasonable discretion exercised in good faith. Performance between performance levels will be interpolated on a straight-line basis.

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Key Compensation Governance Attributes:

Our pay practices emphasize good governance and market practice:

What We Do		What We Don’t Do

✔	Stock Ownership guidelines for the CEO and Non- Employee Directors	✘	No employment agreements for anyone other than the CEO

✔	Maintain a clawback policy	✘	No excise tax gross-up provisions

✔	Emphasize pay for performance	✘	No excessive executive perquisites

✔	Annual Say on Pay advisory vote

2024 Say on Pay Vote:

●	In 2024, our stockholders voted to approve our executive compensation program (also known as “Say on Pay”) for the thirteenth time, and of the 37,210,088 votes cast, 26,650,929, or 71.6%, were in favor. The Compensation Committee considered the results of this advisory vote as it continually evaluates the Company’s compensation programs and policies to ensure that the programs strike a balance between internal (business strategy) and external (stockholder) alignment.

Compensation Philosophy

We believe that our NEOs play a critical role in the operational and financial performance of our company that creates long-term value for our stockholders. Accordingly, our executive compensation philosophy is to reward our executives for individual performance and for contributions to our corporate performance. We have invested significant efforts and funds in developing new technologies and products for both our traditional markets, military and industrial, and for the emerging “wearables” industrial market. In fiscal year 2023, our strategic emphasis shifted to improving operational excellence through a reorganization plan we refer to as One Kopin. Accordingly, we are in the process of adjusting our performance award system to be based more towards financial and operational metrics, specifically revenue growth, gross margin improvement, on-time in-full deliveries, production yields, and cash flow improvement.

We strive to counterbalance our employee retention objectives and pay-for-performance objectives. Historically we believe we have accomplished this by compensating our executives with a combination of base salary, performance bonus awards and long-term equity-based retention compensation. In fiscal year 2024, we maintained the same philosophy but we are striving to create a system that is based on a cash reward for achievement of annual goals such as revenue and cash flow milestones and using restricted stock grants for the achievement of longer- term incentives or retention purposes. To this end, in fiscal year 2024 we increased the number of employees eligible to receive a cash bonus based on fiscal year 2024 results. We also issued restricted stock grants to certain employees for retention purposes.

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We believe that the quality, commitment and performance of our executives are critical factors affecting our long-term value. Accordingly, our compensation objectives include:

●	aligning our executive’s interests with the Company’s goals and our stockholders’ interests;

●	attracting, retaining and motivating our executives and key employees; and

●	rewarding individuals for their performance that enhances shareholder value.

In addition, we periodically use publicly available data and surveys and peer group comparisons to assist us in determining whether our executive compensation is appropriate in light of our compensation objectives and philosophy.

Role of the Compensation Committee

The Compensation Committee of our Board of Directors sets our executive compensation policies and determines the amounts and elements of compensation for our executive officers and Board of Directors. As set forth in the Compensation Committee’s written charter, its responsibilities include establishing compensation policies for our directors and executive officers; reviewing and approving the Chief Executive Officer’s annual compensation; approving employment agreements or arrangements with executive officers; administering our 2020 Equity Incentive Plan and legacy equity award plans (the “Equity Plans”) and approving grants under the 2020 Equity Plan; and making recommendations regarding any other incentive compensation or equity-based plans. The Compensation Committee may delegate certain authority with respect to compensation matters to our executive officers.

The Compensation Committee considers the amounts and elements of compensation for our executive officers, both for the past and the upcoming fiscal year based on the following:

●	the Company’s next fiscal year’s forecasted development and financial results;

●	the evaluation and performance review process; and

●	the Compensation Committee members’ personal experience and trends identified in the peer group benchmarking analysis.

For all employees, other than our NEOs and certain executive officers and employees, the Compensation Committee approves ranges of merit increases, for example up to 5% of base salary compensation based on recommendations from the Chief Executive Officer related to compensation, other than his own compensation.

For all executive officers other than our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, the Compensation Committee establishes and approves the base salary compensation based on recommendations from the Chief Executive Officer.

With respect to compensation of our Chief Executive Officer, the Compensation Committee establishes and approves the compensation determinations based on the Compensation Committee’s evaluation and performance reviews of our Chief Executive Officer.

A copy of the Compensation Committee charter is posted on our website, www.kopin.com, under the heading “Investors: Corporate Governance.” For the fiscal year 2024, our Compensation Committee consisted of Dr. Hsieh (Chairperson), Mr. Nieuwsma and Ms. Seif. All Board members who served on the Compensation Committee in 2024 were determined to be an independent director as determined by our Board, based upon the Nasdaq Rules and our independence guidelines.

The Role of Management

At the request of the Compensation Committee, NEOs of the Company may be present at Compensation Committee meetings for discussion purposes. However, they are not involved in the decisions made by the Compensation Committee regarding their compensation, nor do they have a vote on any matters brought before the Committee. The Compensation Committee meets with the Chief Executive Officer to discuss his performance and compensation package, but ultimately, decisions regarding his package are made solely based upon the Compensation Committee’s deliberations, as well as input from the independent compensation consultant, as requested. The Compensation Committee considers recommendations from the Chief Executive Officer and Chief Financial Officer, as well as input from the compensation consultant as requested, to make decisions regarding other NEOs.

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Role of the Compensation Consultant

In making its determinations with respect to executive compensation, the Compensation Committee has periodically engaged the services of a compensation consultant to provide input on trends in executive compensation and to obtain an outside perspective on our executive compensation practices and assist with our peer group benchmarking analysis. The Compensation Committee does not believe a formal annual peer group assessment by an independent third party is necessary unless either internal factors, such as employee turn-over, or external factors, such as published reports in industry periodicals, indicate significant changes in executive compensation have taken place. In 2023, Aon’s Human Capital Solutions practice, a division of Aon plc (Aon), was engaged to review the Company’s Board of Director compensation. In 2024, the Company engaged Aon, as the independent compensation consultant to provide the following services:

●	Recommend changes to the peer group of comparable companies;

●	Complete a competitive analysis of compensation for each executive utilizing comparable peer company compensation data;

●	Provide assistance with our long-term incentive strategy; and

●	Provide general executive compensation advice.

In addition, the Company periodically asks Aon for assistance in benchmarking the compensation and long-term incentives of the CEO and other NEOs.

The independent compensation consultant reports directly to the Compensation Committee and carries out responsibilities as assigned by the Compensation Committee. The Compensation Committee has the sole authority to retain and terminate the compensation consultant and to approve the compensation consultant’s fees and all other terms of the engagement. The Compensation Committee exercised this authority to engage Aon as its independent compensation consultant and has direct access to the compensation consultant throughout the year. Aon serves as an advisor to the Compensation Committee on topics primarily related to Board and executive compensation. Aon does not provide us with any services other than the services provided at the request of the Compensation Committee.

The Compensation Committee periodically reviews the services provided by its outside consultants and believes that Aon is independent in providing executive compensation consulting services. The Compensation Committee conducted a specific review of its relationship with Aon in preparation of the 2024 proxy statement and determined that Aon’s work for the Compensation Committee did not raise any conflicts of interest, consistent with the guidance provided under the Dodd-Frank Wall Street Reform and Consumer Protection Act, and by the SEC and the Nasdaq Capital Market (“Nasdaq”).

Compensation Determinations

In making determinations with respect to amounts and elements of executive compensation, the Compensation Committee evaluates our overall corporate performance during the fiscal year against development plans and annual budgets; evaluates the Chief Executive Officer’s achievements against the Board’s expectations; obtains input from the Chief Executive Officer on the performance reviews of the other executive officers; evaluates the potential for future contributions by each executive to our long-term success; and periodically compares our executive compensation against a benchmarking analysis of a group of peer companies. In 2024, we did a formal benchmarking analysis of our NEOs compensation.

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Peer Group – Board of Director Compensation

In 2023, the Compensation Committee engaged Aon to assist in selecting a new peer group with a median revenue and market capitalization size that approximated ours for the purposes of benchmarking our Board of Director compensation. Based on Aon’s structured peer group review process and recommendations the final 2023 peer group consisted of 20 companies with a revenue range of $15 million to $150 million and market capitalization in the range of $50 million to $500 million and included the following companies:

●	908 Devices	●	Everspin Technologies

●	Amtech Systems.	●	GSI Technology

●	Aware	●	Immersion Corp.

●	CEVA Inc	●	InTEST

●	Coda Octopus Group	●	Intevac Inc.

●	Digimarc.	●	NVE Corp..

●	eMagin Corp	●	Ouster

●	Emcore	●	Pixelworks, Inc.

		●	PowerFleet

		●	Quicklogic

		●	Vuzix

Peer Group – NEO Compensation

In 2024, the Compensation Committee engaged Aon to assist in selecting a new peer group with a median revenue and market capitalization size that approximated ours for the purposes of benchmarking our NEO compensation. Based on Aon’s structured peer group review process and recommendations the final 2024 peer group consisted of 20 companies with trailing twelve month revenues ranging from approximately $18 million to $163 million and market capitalization size ranging from approximately $43 million to $545 million and included the following companies:

●	908 Devices	●	GSI Technology

●	Aehr Test Systems	●	Immersion Corp.

●	Amtech Systems.	●	InTEST

●	Arteris	●	Intevac Inc.

●	Aware	●	LightPath Technologies

●	CEVA Inc	●	NVE Corp

●	Coda Octopus Group	●	Ouster

●	Digimarc.	●	Pixelworks, Inc

●	Emcore	●	Quicklogic

●	Everspin Technologies	●	Sono-tek

●	Frequency Electronics

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The following companies were added to the 2024 Peer Group: Aehr Test Systems, Arteris, Frequency Electronis, and Sono-tek. The following companies were removed from the 2024 Peer Group: eMagin Corp, PowerFleet, and Vuzix.

Elements of Compensation

Our compensation program is designed to be simple, straightforward and fair. We use the following compensation and benefits elements to provide an overall competitive compensation and benefits package that is tied to creating stockholder value and supporting the execution of our business strategies:

●	Base salary;

●	Annual incentive (cash or restricted stock);

●	Long-term incentives;

●	401(k) matching contribution;

●	Partially funded health insurance; and

●	Employment and change-in-control agreements for the Chief Executive Officer.

The Compensation Committee does not have any formal policies for allocating compensation among salary, annual cash incentive awards and long-term incentive equity grants, short- and long-term compensation or among cash and non-cash compensation. Instead, the Compensation Committee exercises judgment to establish a total compensation program for each officer that is a mix of current, short- and long-term incentive compensation, and cash and non-cash compensation, that the Compensation Committee believes is appropriate to achieve the goals of our executive compensation program and our corporate goals and objectives. In setting the elements of compensation, the Compensation Committee considers prior compensation paid and amounts realizable from prior stock-based awards, as well as other benefits provided by the Company. The combination and allocation of the components and the target amount of each component is also influenced by the role of the executive officer, individual performance, expected contributions, market practices, and the total value of all the compensation and benefits available to the individual executive officers. The Compensation Committee reviews and considers each component for each executive officer before making compensation decisions.

Compensation Element Detail

For the fiscal year ended December 28, 2024 the elements of compensation based on the amounts in the Summary Compensation Table and expressed as a percentage of total compensation for our CEO and Named Executive Officers was as follows:

Officer	Salary(1)	Bonus	Restricted Stock Awards
Michael Murray	26.4%	48.8%	24.8%
Richard Sneider	62.0%	—	38.0%
Paul Baker	65.2%	—	34.8%

(1)	Includes “All Other Compensation” for Mr. Murray, Mr. Sneider and Mr. Baker of $7,183, $12,738 and $12,022, respectively. Amounts represent the Company’s matching contributions under the Company’s 401(k) Plan ranging from approximately $6,200 to $10,400 per year and premiums paid for life insurance.

Salary

We believe that establishing an appropriate level of annual base salary for our executives is an important element in retaining and motivating our executive officers. In determining base salaries for our executive officers, the Compensation Committee considers the responsibilities of each position, cost of living adjustments and the skills and experience required for each job. The Compensation Committee’s determinations are influenced heavily by the evaluations and performance reviews for each executive officer by our Chief Executive Officer, as discussed above. In addition, the Compensation Committee reviews the peer group benchmarking analysis, if performed, and finally, reviews total compensation for reasonableness prior to making any final determinations.

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The following table summarizes the base salaries for 2023 and 2024:

Officer	2023	2024
Mr. Murray	$450,000	$495,000
Mr. Sneider	$349,048	$349,048
Mr. Baker	$324,450	$338,184

Mr. Murray received an increase in base salary of approximately 10% based upon his performance, comparison to the market and cost of living increase. Mr. Baker received a cost of living increase of approximately 4%.

Annual Bonus and Incentives

For fiscal year 2024, under the terms of Mr. Murray’s employment agreement he was eligible for a target bonus of 100% of his in initial base salary ($450,000) up to a maximum of 150% base salary based on a formula and the determination of achievement of goals as determined by the Board. For fiscal year 2024, based on the overall improvement of operating results the Board awarded Mr. Murray a bonus of 135% of his base salary of $668,000.

For fiscal year 2024 Messrs. Sneider and Baker received 45,300 and 40,800 shares of restricted stock, respectively, which could have been earned if fiscal year 2024 revenue target $50 million, cash flow target $8.8 million and individual goals were met. The revenue and cash flow goals had a minimum base amount, a targets amount and a maximum upper goal amount. If the minimum base amount was achieved approximately 30% of the shares could be earned, if the target amount was achieved approximately 75% of the shares could be earned and if the maximum upper goals was achieved all the shares could be earned. If the base amount was not achieved, then no restricted stock was earned.

Messrs. Sneider and Baker earned 25,505 and 22,972, respectively, of the shares granted which represents achieving approximately 56% of the goals.

Long-Term Incentives

We believe that including an equity-based incentive component of compensation is a critical tool for motivating our executives and certain employees. We believe that granting equity awards to our executives aligns executive compensation with long-term stockholder value. By awarding executive officers with equity awards that vest over time, we believe that our executive officers will have a continuing stake in our long-term success and these awards serve as an important retention program.

We weighted our total executive compensation towards restricted stock awards that either vest upon the achievement of certain milestones or vest over time. While our management can improve our financial performance through the sales of our current products, cost reduction efforts, process improvements and other short-term advancements, we believe that our executive officers’ focus on long-term achievements, particularly increasing our product and patent portfolios, will create the greatest stockholder value. We believe that by granting our executives meaningful levels of equity awards that vest both in the short-term and long-term we will achieve the proper balance between incentivizing them to focus on the current fiscal year’s results and longer- term strategies of the Company.

In determining the size of each equity award granted to our executive officers, the Compensation Committee considers:

●	the amount previously awarded on an annual basis to the executive,

●	recommendations from the compensation consultant,

●	the total value of unvested equity awards held by the executive, and

●	the executive’s overall performance, our performance during the year and the dilution to the stockholders.

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In 2024, we granted Mr. Murray 1,200,000 shares of restricted stock which vests based on the attainment of corporate performance goals and targets, including a minimum revenue of $65 million and a 6% operating profit for the fiscal year 2026, and his continued employment through December 31, 2026. The Compensation Committee determined that the 1,200,000 cliff vesting award along with the 800,000 restricted stock grant that vests over 5 years awarded to Mr. Murray upon his joining the Company in 2022 provides long-term incentive and aligns his interest with shareholder interests. The Board has the discretion to modify the performance goals and targets during the performance period to account for certain irregular, nonrecurring or one-time items in order to maintain alignment with stockholders’ interests in the Board’s sole discretion. If any of the applicable performance goals are attained at less than 80% of target, the number of RSUs earned for the portion of the 2026 Performance-Based Equity Award attributable to that performance goal will be zero. If any of the applicable performance goals are attained at between 80% and 100% of target, the number of RSUs earned for the portion of the 2026 Performance-Based Equity Award attributable to that performance goal will be between 50% and 100% of target. If any of the applicable performance goals are attained at between 100% and 120% of target, the number of RSUs earned for the portion of the 2026 Performance-Based Equity Award attributable to that performance goal will be between 100% and 120% of target. Performance achievement will be determined by the Board in its reasonable discretion exercised in good faith in 2027 based on the audited financials for fiscal year 2026, and in no event will the 2026 Performance-Based Equity Award be earned at greater than 120% of target. Performance between performance levels for financial goals will be interpolated on a straight-line basis. The Board has the discretion to grant an additional performance-based equity award following the 2026 fiscal year.

In 2024, we granted Messrs. Sneider and Baker’s restricted stock grants of 75,000 shares each that vest at the rate of 34% on December 10, 2025, 33% shall vest on December 10, 2026 and 33% shall vest on December 10, 2027, subject to the Company’s 2020 Equity Incentive Plan and remain employed by the Company.

In 2024 we granted our Board and employees an aggregate of 4,388,090 shares of restricted common stock of the Company of which 1,261,590 could be earned based on achieving milestones in fiscal year 2024.

Perquisites

The Company does not offer any perquisites for the exclusive benefit of the NEOs. Our healthcare, insurance and other welfare and employee-benefit programs are the same for all eligible domestic employees, including executive officers. Benefits provided include health and dental coverage, group term life insurance, disability programs and matching contributions to our 401(k) plan. We share the cost of health and welfare benefits with our employees, a cost that is dependent on the level of benefits coverage that each employee elects. The benefits provided to foreign employees are typically determined by the laws of the applicable country they reside in. We have no outstanding loans of any kind to our executive officers.

Clawback Policy

We have a Clawback Policy that provides that performance-based compensation is recoverable from an executive officer if the Board determines that an officer has engaged in knowing or intentional fraudulent or illegal conduct that caused or substantially caused the need for a restatement of the Company’s financial results. Performance-based compensation includes cash payments and any other awards pursuant to any Company incentive plan made on or after January 1, 2009 where payment was predicated on achieving certain financial results. If the Board or an authorized committee determines that any such performance-based compensation would have been at a lower amount had it been based on the restated financial results, the Company will, to the extent practicable and permitted by applicable law, seek recoupment from such officer of the portion of such performance-based compensation that is greater than that which would have been awarded or earned had such compensation been calculated on the basis of the restated financial results.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee. None of the current members of our Compensation Committee has ever been an employee of Kopin or any subsidiary of Kopin

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Employment and Other Agreements

In September 2022, Mr. Michael Murray joined Kopin as President and Chief Executive Officer. Mr. Murray’s compensation was as follows: Mr. Murray received an annual base salary of $450,000. Additionally, Mr. Murray received 800,000 shares of restricted stock, which vest in 20% increments each December 10 beginning in 2023, and a sign-on bonus of $100,000. Mr. Murray is entitled to an annual performance-based bonus opportunity in the form of cash and long-term awards, subject to approval by the Compensation Committee. Mr. Murray also is eligible for the Company’s standard benefits package and to participate in all applicable group employee benefit plans and programs offered. In 2023, the Compensation Committee awarded Mr. Murray a $150,000 bonus for performance in 2022.

On April 15, 2024 the Company and Mr. Murray signed a new Employment Agreement (the “New Agreement”). This summary of the New Agreement is subject to the terms of the New Agreement which is filed with the SEC as an exhibit to Form 8-K. Under the New Agreement, Mr. Murray’s salary was set at $495,000 with eligibility for a target bonus of 100% of base salary up to a maximum of 150% base salary based on a formula and the determination of achievement of goals as determined by the Board. Mr. Murray also is eligible for the Company’s standard benefits package and to participate in all applicable group employee benefit plans and programs offered. Mr. Murray is eligible to receive equity awards covering the Company’s common stock. As of the effective date of the New Agreement, Mr. Murray is no longer eligible to participate in the executive stock program applicable to other senior executives of the Company. Provided that Mr. Murray continues to be employed by the Company on the date of a change of control (as defined in the New Agreement), all outstanding equity awards held by Mr. Murray immediately prior to the effective date of a change of control which vest based upon his continued service over time shall accelerate, become fully vested and/or exercisable, as the case may be, immediately prior to the change of control, and all outstanding equity awards held immediately prior to the change of control which vest based upon attainment of performance criteria shall vest based on target performance immediately prior to the change of control. For the fiscal year 2024 the Board awarded Mr. Murray $668,000 bonus for performance in 2024.

Subject to continued employment on the grant date, Mr. Murray is eligible for a performance-based award with a target of 1,000,000 RSUs and a maximum 1,200,000 RSU, which will vest based on attainment of corporate performance goals and targets established by the Board in its sole discretion, after consultation with Mr. Murray and his continued employment through December 31, 2026 (“2026 Performance-Based Equity Award”). The Board has the discretion to modify the performance goals and targets during the performance period to account for certain irregular, nonrecurring or one-time items in order to maintain alignment with shareholders’ interests in the Board’s sole discretion. If any of the applicable performance goals are attained at less than 80% of target, the number of RSUs earned for the portion of the 2026 Performance-Based Equity Award attributable to that performance goal will be zero. If any of the applicable performance goals are attained at between 80% and 100% of target, the number of RSUs earned for the portion of the 2026 Performance-Based Equity Award attributable to that performance goal will be between 50% and 100% of target. If any of the applicable performance goals are attained at between 100% and 120% of target, the number of RSUs earned for the portion of the 2026 Performance-Based Equity Award attributable to that performance goal will be between 100% and 120% of target. Performance achievement will be determined by the Board in its reasonable discretion exercised in good faith in 2027 based on the audited financials for fiscal year 2026, and in no event will the 2026 Performance-Based Equity Award be earned at greater than 120% of target. Performance between performance levels for financial goals will be interpolated on a straight-line basis. The Board has the discretion to grant an additional performance based equity award following the 2026 fiscal year. The Company may terminate Mr. Murray’s employment at any time without cause or Mr. Murray may terminate his employment at any time for good reason. Upon termination by the Company without cause or by Mr. Murray with good reason, whether before or after the Change of Control Protection Period (as defined in the New Agreement), if Mr. Murray executes and does not revoke a written release (as defined in the New Agreement), Mr. Murray shall be entitled to receive, in lieu of any payments under any severance plan or program for employees or executives, the following:

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The Company will pay Mr. Murray an amount equal to six months of Base Salary at the rate in effect immediately prior to the termination date. Payment shall be made over the six-month period following the termination date in substantially equal installments in accordance with the Company’s normal payroll practices. Payment will begin within 60 days following the termination date, and any installments not paid between the termination date and the date of the first payment will be paid with the first payment.

Provided that he is eligible for and timely elects continuation coverage under COBRA, the Company will pay directly to the COBRA administrator the COBRA premiums required to maintain Mr. Murray’s continued health care coverage under the Company’s group health plans that he participated in on the date of termination (“COBRA Payments”). The Company will pay the COBRA Payments for the period from his termination date until the earliest to occur of (i) the end of the six-month period following the termination date; (ii) the date he becomes eligible for group health insurance coverage through a subsequent employer; or (iii) the date he ceases to be eligible for COBRA coverage for any reason (each of the events described in (ii) or (iii) a “Disqualifying Event”. Mr. Murray is required to notify the Company within five days of becoming aware that a Disqualifying Event has occurred or will occur. The COBRA health care continuation coverage period under section 4980B of the Internal Revenue Code of 1986, as amended (the “Code”), shall run concurrently with the period during which the Company pays the COBRA Payments.

The Company shall pay any earned, accrued, and owing Base Salary up until the date of termination and any benefits accrued and due under any applicable benefit plans and programs of the Company.

Notwithstanding the foregoing, upon termination by the Company without Cause or by the Mr. Murray with Good Reason on or within six months preceding or 15 months following a Change of Control (the “Change of Control Protection Period”), and provided that Mr. Murray executes and does not revoke a written Release, then he shall be entitled to receive, in lieu of certain payments or any severance plan or program for employees or executives the following:

(a)	The Company will pay an amount equal to 12 months Base Salary at the rate in effect immediately prior to the termination date (but not less than $495,000 in the aggregate). Payment shall be made in a lump sum within 60 days following the termination date; provided that such payment shall be made in installments as set forth in Section 6(a) above over the 12-month period following the termination date if the Change of Control is not a “change in control event” as defined under section 409A of the Code and; provided further that in the event Mr. Murray’s employment is terminated as described in this Section 7 on or within six months preceding the Change of Control, payments shall commence and, effective upon the closing of the Change of Control, he shall receive any additional amount less the aggregate amount of installment payments already received.

(b)	Provided that he is eligible for and timely elects continuation coverage under COBRA, the Company will pay the COBRA administrator the COBRA Payments for the period from his termination date until the earliest to occur of (i) the end of the 12-month period following the termination date or (ii) a Disqualifying Event. Mr. Murray is required to notify the Company within five days of becoming aware that a Disqualifying Event has occurred or will occur. The COBRA health care continuation coverage period under section 4980B of the Code shall run concurrently with the period during which the Company pays the COBRA Payments.

(c)	The Company will pay a prorated target Annual Bonus for the year in which his termination of employment occurs, which amount will be determined by multiplying (i) the full-year target Annual Bonus for the year in which his termination of employment occurs, by (ii) a fraction, the numerator of which is the number of days during which he was employed by the Company in the fiscal year in which the termination date occurs and the denominator of which is 365. Such prorated target Annual Bonus shall be paid in a lump sum within 60 days following the termination date.

Our 2020 Equity Incentive Plan allows for the acceleration of the vesting of unvested stock options and restricted stock awards subject to a “double trigger” mechanism in the event of a change in control.

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Policies Regarding Stock Ownership and Related Matters

We believe that by holding shares of our common stock and options to purchase our common stock, our executives will have interests that are more closely aligned with those of our stockholders.

The Compensation Committee grants equity-based awards, including restricted stock awards, to our executive officers and other key employees. These equity awards are generally made on an annual grant cycle in the fourth quarter of each year at a pre-established Compensation Committee meeting following the release of earnings. We also grant equity awards in the form of restricted stock awards to the non-employee members of the Board of Directors on an annual basis following their election as directors at the annual meeting of shareholders. The Compensation Committee may make off cycle equity awards from time to time on an as-needed basis as circumstances warrant. We do not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation, and it is the Compensation Committee’s practice to generally avoid granting equity awards during periods in which there is undisclosed material non-public information about the Company. In fiscal year 2024, we did not grant new awards of stock options to our NEOs during the time period outlined in Item 402(x) of Regulation S-K

We have share ownership and retention guidelines that require each director of the Company to own shares of our common stock or options to purchase shares of our common stock having an aggregate market value of at least three times the cash component of the director’s annual retainer (excluding committee retainers) for service on the Board.

In addition, the guidelines require our directors and CEO to own shares of our common stock having an aggregate market value of at least three times his or her annual base salary. Our directors and our CEO have five years from the time they become subject to the stock ownership guidelines to achieve the target ownership thresholds. In 2024, our directors and CEO were on track to maintain compliance with the minimum stock ownership guidelines.

We have an Insider Trading Policy that governs our officers, directors and employees. The policy imposes limits as to when and how our personnel can engage in transactions in our securities and prohibits short sales of our common stock by all our personnel. We have filed a copy of our Insider Trading Policy as an exhibit to our Form 10-K for the year ended December 28, 2024. Our Insider Trading Policy prohibits our directors and executive officers from engaging in certain hedging and derivative transactions with respect to our securities.

All of our officers have established Rule 10b5-1 plans with an independent broker. These plans typically govern the sale of an officer’s stock when our stock prices meet certain levels. These plans, generally, may only be adjusted during certain times of the year with the Company’s approval. Officers and directors may also sell shares outside a Rule 10b5-1 plan during open windows under our Insider Trading Policy.

Tax and Accounting Implications

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, as amended (the “Code”), which generally disallows a tax deduction to public companies for certain compensation in excess of $1.0 million paid in any year to a company’s chief executive officer and the four other most highly compensated officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limitation if certain requirements are met. Although the Compensation Committee has not adopted any specific policy with respect to the application of Section 162(m), we generally seek to structure any long-term incentive compensation granted to our executive officers in a manner that is intended to avoid disallowance of deductions under Section 162(m).

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Accounting for Stock-Based Compensation

As discussed in our Annual Report on Form 10-K for the fiscal year ended December 28, 2024, the accounting for stock-based awards requires the measurement and recognition of compensation expense based on the fair value of all share-based payment awards made to employees and directors, including stock options and employee stock purchases under employee stock purchase plans. We are required to account for share-based compensation transactions using a fair value method and recognize the related expense associated with share- based payments in our statement of operations. Stock-based compensation cost is measured at the accounting measurement date based on the fair value of the award and is recognized as expense over the service period, which generally represents the vesting period. The expense recognized over the service period is required to include an estimate of the awards that will be forfeited.

Since 2004 we have only issued restricted stock awards and the fair value of the award is typically based on the closing price of our stock on Nasdaq on the day of grant. All employees are eligible to participate in our equity award program but the number of employees who actually participate annually has been reduced and does not typically include employees who are paid on an hourly basis.

Summary Compensation Table

The following table summarizes the total compensation for the fiscal years ended December 28, 2024 and December 30, 2023 of those persons who served as our principal executive officer, our principal financial officer and our next most highly compensated executive officer for the fiscal year ended December 28, 2024. We refer to these individuals in this proxy as our named executive officers (NEOs).

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Restricted Stock Awards ($)(2)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total $
Michael Murray	2024	$477,692	$226,620	$454,457	—	$668,000	—	$7,183	$1,833,952
President and Chief Executive Officer	2023	$450,000	$150,000	$340,545	—	$—	—	$10,357	$950,902
Richard A. Sneider	2024	$349,048	$—	$221,752	—	$—	—	$12,738	$583,539
Treasurer and Chief Financial Officer	2023	$349,048	$—	$97,506	—	$—	—	$10,211	$456,766
Paul Baker	2024	$330,430	$—	$182,758	—	$—	—	$12,022	$525,220
Chief Operating Officer of Kopin Government and Industrial and Strategic Business Officer	2023	$324,450	$—	$96,260	—	$—	—	$10,145	$430,855

(1)	The amount represents discretionary cash bonuses awarded by the Company. In 2024 the Company awarded Mr. Murray a bonus of $226,620 related to performance for fiscal year 2023. In 2025 the Company awarded Mr. Murray a bonus of $668,000 for performance related to fiscal year 2024.
(2)	The amounts in the column reflect the number of shares of restricted common stock granted in each year multiplied by the closing share price of the Company’s stock as listed on Nasdaq on the date of grant. See notes 1 and 6 of the consolidated financial statements included in our Form 10-K for the fiscal year ended December 28, 2024, regarding assumptions underlying valuation of equity awards.
(3)	The amounts reflect cash bonus payments earned with respect to annual incentive plans.
(4)	The Company does not maintain any pension or non-qualified deferred compensation plan.
(5)	Includes amounts for the Company’s matching contributions under the Company’s 401(k) Plan ranging and premiums paid for life insurance. Messer. Murray, Sneider and Baker received $6,161, $10,350 and $9,882, respectively of 401(k) match and $1,021, $2,388 and $2,140 of life insurance premiums paid for on their behalf.

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Perquisites and Benefits

We provide benefit programs to executive officers and to other employees. The Board and executive management believe that perquisites for executive officers should be extremely limited in scope and value. As a result, Kopin has historically given nominal perquisites to executive officers, including NEOs. The following table generally identifies such benefit plans and who may be eligible to participate

Benefit Plan	Executive Officers	Certain Managers	Full Time Domestic Employees	Full Time Foreign Employees
401(k)	Yes	Yes	Yes	Not Offered
Defined Contribution to Retirement Plan	Not Offered	Not Offered	Not Offered	Yes(1)
Medical/Dental/ Vision Plans	Yes	Yes	Yes	Not Offered
Life and Disability Insurance(2)	Yes	Yes	Yes	Not Offered
Short Term Incentive Plan.	Yes(3)	Yes(3)	Yes(4)	Not Offered
Equity Incentive Plan	Yes	Yes	Yes	Not Offered
Automobile Allowance	Not Offered	Not Offered	Not Offered	Not Offered
Income Tax Planning services	Not Offered	Not Offered	Not Offered	Not Offered
Deferred Compensation Plan	Not Offered	Not Offered	Not Offered	Not Offered
Supplemental Early Retirement Plan	Not Offered	Not Offered	Not Offered	Not Offered
Employee Stock Ownership Plan	Not Offered	Not Offered	Not Offered	Not Offered
Defined Benefit Pension Plan	Not Offered	Not Offered	Not Offered	Not Offered
Financial Planning Allowance	Not Offered	Not Offered	Not Offered	Not Offered
Country Club Memberships	Not Offered	Not Offered	Not Offered	Not Offered
Dwellings for Personal Use(5)	Not Offered	Not Offered	Not Offered	Not Offered

(1)	Kopin’s United Kingdom subsidiary contributes to a government sponsored retirement program for its employees.
(2)	Kopin pays for life insurance equal to an employee’s base salary for domestic employees.
(3)	Kopin has a short-term incentive plan pursuant to which certain officers and certain managers are paid a bonus if they remain with the company during the next fiscal year.
(4)	The Board has historically provided for a discretionary bonus award at the end of the fiscal year for individuals who have significantly exceed their performance expectations or provided ideas that have significant benefits to the Company.
(5)	Kopin does not provide dwellings for personal use other than for temporary job relocation.

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Executive Employment Agreement / Other Potential Post-Employment Compensation

Our Equity Plans have provisions that may result in the acceleration of vesting of certain equity awards as a result of a change in control. The table below summarizes the effects on the compensation of our named executive officers as if the termination of employment or change of control provisions of the Equity Plans and employment agreement were triggered on December 28, 2024.

Name	Value of Equity Awards if a Change in Control Occurs on 12/28/24(1)	Health Care Benefits	Severance Payments
Michael Murray	$2,381,533	—	—
Richard A. Sneider	$229,767	—	—
Paul Baker	$219,342	—	—

(1)	Our Equity Plans provide for the acceleration of the vesting of our equity awards in the event of a change in control of the Company. The amounts in this column represent the value the executive officer would have received if there were a change of control of the Company on December 28, 2024, and his unvested restricted stock awards as of December 28, 2024 became vested. The restricted stock award value is computed by multiplying the number of unvested shares of restricted stock at December 28, 2024 by the closing price of the Company’s common stock on Nasdaq on December 28, 2024 ($1.39). There were no unvested stock options as of December 28, 2024.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table discloses information concerning stock options and unvested stock awards held by our named executive officers as of December 28, 2024 pursuant to our Equity Plans.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Yet Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Michael Murray	—	—	—	—	—	513,333	$713,533	1,200,000	$1,668,000
Richard A. Sneider	—	—	—	—	—	120,000	$166,800	45,300	$62,967
Paul Baker	—	—	—	—	—	117,800	$162,630	40,800	$56,712

(1)	Market value information is determined by multiplying the number of shares by the closing price of our common stock on Nasdaq on the last trading day of our 2024 fiscal year ($1.39 as of December 28, 2024).

Name	2024 Incentive Plan(1)	2023 Retention Grant(2)	2022 Retention Grant(3)	Total(7)
Michael Murray	1,200,000	33,333	480,000	1,713,333

	2024 Incentive Plan(4)	2024 Retention Grants(5)	2023 Retention Grant(6)	2021 Retention Grant(6)	2020 Incentive Grant(6)	Total(7)
Richard Sneider	45,300	75,000	20,000	5,000	20,000	165,300
Paul Baker	40,800	75,000	20,000	5,000	17,000	157,800

(1)	Vesting of shares will vest upon achievement of certain milestones in the Company’s fiscal year 2026.
(2)	Shares vest on December 10, 2024.
(3)	The original grant was 800,000 shares and they vest at the rate of 160,000 shares on each December 10th, commencing December 10, 2023.
(4)	Vesting of shares will vest upon achievement of certain milestones in the Company’s fiscal year 2024.
(5)	Shares vest at the rate of 34% on December 10, 2025, 33% on December 10, 2026 and 33% on December 10, 2027.
(6)	Shares vest on December 10, 2025.
(7)	The employees must remain employed by the Company, except as provided in the Company’s equity plans, and meet certain other conditions for the shares to vest.

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PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between the compensation actually paid to our named executive officers and the financial performance of the Company for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for former PEO– John C.C. Fan(1)	Compensation Actually Paid to former PEO– John C.C. Fan(1)	Summary Compensation Table Total for PEO– M. Murray(1)	Compensation Actually Paid to PEO– M Murray(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return	Net Loss
2024	-	-	$1,833,952	$2,488,095	$554,379	$423,499	$33.25	$(43,877,896)
2023	-	-	$950,902	$1,651,367	$443,811	$684,290	$49.63	$(19,748,219)
2022	$609,776	$(254,406)	$1,263,936	$1,223,936	$378,934	$(89,244)	$30.31	$(19,326,265)

(1)	Dr. Fan was our PEO for part of fiscal year 2022 and was replaced by Mr. Murray for part of fiscal year 2022. Mr. Murray was PEO for fiscal years 2023 and 2024. The Non-PEO NEOs for the presented consists of Mr. Sneider and Mr. Baker in 2024 and 2023. The Non-PEO NEOs consisted of Messrs. Sneider and Baker and Drs. Tsaur and Choi in 2022.

(2)	Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718.

For Mr. Murray:

Year	Reported Summary Compensation Table Total for PEO (Michael Murray)	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO (Michael Murray)
2024	$1,833,952	$(454,457)	$1,108,600	$2,488,095
2023	$950,902	$(340,545)	$1,041,010	$1,651,367
2022	$1,236,936	$(1,032,000)	$992,000	$1,223,936

(a)	Represents the total of the grant date fair value of equity award reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.

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(b)	The equity award adjustments include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair value did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Award Granted during Year that Remains Unvested	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2024	$1,668,000	$(328,533)	$-	$(220,392)	$(10,475)	$—	$1,108,600
2023	$428,190	$505,600	$56,020	$51,200	$-	$—	$1,041,010
2022	$992,000	$-	$-	$-	$-	$-	$992,000

For Dr. Fan:

Year	Reported Summary Compensation Table Total for Former PEO (John C.C. Fan)	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid to Former PEO (John C.C.Fan)
2022	$609,776	$—	$(864,182)	$(254,406)

(a)	Represents the total of the grant date fair value of the equity awards reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.

(b)	The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair value did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Granted during Year that Remains Unvested Year End Fair Value of Equity Award	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2022	$—	$(94,860)	$—	$(493,723)	($275,599)	$—	$(864,182)

For the non CEO- NEOs:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs(a)	Average Reported Value of Equity Awards	Average Equity Award Adjustments(b)	Average Compensation Actually Paid to Non-PEO NEOs(b)
2024	$554,379	$(202,255)	$67,900	$420,024
2023	$443,811	$(96,883)	$337,362	$684,290
2022	$378,934	$-	$(468,178)	$(89,244)

(a)	Represents the total of the average grant date fair value of the equity awards reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year for all Non- PEO NEOs.

(b)	The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year- end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair value did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Award Granted during Year that Remains Unvested	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2024	$164,090	$(26,240)	$-	$(62,262)	$(7,688)	$—	$67,900
2023	$260,026	$37,130	$45,538	$9,920	$(15,252)	$—	$337,362
2022	$-	$(276,055)	$-	$(94,670)	$(97,453)	$-	$(468,178)

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Analysis of the Information Presented in the Pay Versus Performance Table

The illustrations below provide a graphical description of the relationship between pay verses performance figures that are included in the pay verse performance tabular disclosure above. “Compensation Actually Paid” for tabular disclosure and the following graphs was calculated in accordance with SEC rules.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Loss

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Loss during the two most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Compensation Actually Paid
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$(500,000)
Company TSR (FYE 2021 Indexed to $100)
$100
$80
$60
$40
$20
$-
$(20)
$100.00
$1,223,936
$30.32
$(254,406)
$(89,244)
$1,651,367
$49.63
$684,290
$2,488,095
$33.25
$420,024
2021
2022
2023
2024
Fiscal Year
Former PEO: Dr. John C.C. Fan Compensation Actually Paid
PEO: Michael Murray Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Kopin Corporation TSR

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Loss
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$(500,000)
Compensation Actually Paid
-$5.0M
-$15.0M
-$25.0M
-$35.0M
-$45.0M
Net Loss
-$13.5M
-$19.3M
-$19.7M
-$43.9M
$(254,406)
$1,223,936
$(89,244)
$1,651,367
$684,290
$2,488,095
$420,024
2021
2022
2023
2024
Fiscal Year
Former PEO: Dr. John C.C. Fan Compensation Actually Paid
PEO: Michael Murray Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Kopin Corporation Net Loss

Equity Compensation Plan Information

The following table sets forth information as of December 28, 2024 about shares of our common stock issuable upon exercise of outstanding options, warrants and rights and available for issuance under our existing equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	4,833,611	$1.19	4,913,621	(2)
Equity compensation plans not approved by security holders	—	—	—
Total	4,833,611	$1.19	4,913,621

(1)	Consists of shares available under the 2020 Equity Incentive Plan.

(2)	As of December 28, 2024, there were 4,913,621 shares available for grant under the 2020 Equity Incentive Plan.

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Director Compensation Commencing in Fiscal Year 2024

In 2023, the Compensation Committee engaged Aon to perform a peer review of our Board of Director compensation. Commencing in 2024 our Board-approved compensation for non-employee directors is as follows:

●	Annual retainer: $40,000

●	Annual stock grant: 64,500 shares of restricted stock which vest on the anniversary of the grant Committee membership fees paid annually:

●	Audit Committee Chairperson: $15,000

●	Non-employee Chairperson of the Board: $30,000

●	Nominating Committee Chairperson: $10,000

●	Compensation Committee Chairperson: $10,000

●	Audit Committee member: $8,000

●	Nominating Committee member: $4,375

●	Compensation Committee member: $5,000

As a result of the adoption of the Board Compensation plan commencing in 2024 the following adjustments were made:

●	The Annual retainer was decreased from $45,000 to $40,000

●	The annual stock grant was increased to 64,500 shares of restricted stock from 10,000 shares Committee membership fees paid annually:

●	Non-employee Chairperson of the Board: $30,000

●	Audit Committee Chairperson compensation was increased $5,000

●	Compensation Committee Chairperson compensation increased $6,250

●	Audit Committee member compensation increased $3,000

●	Nominating Committee member compensation increased $1,875

●	Compensation Committee member compensation decreased $1,250

●	Meeting fees were eliminated

Each non-employee director was also entitled to receive an initial restricted stock award for 64,500 shares of our common stock on the date of his or her initial election to the Board. We also pay expenses for attendance at meetings of the Board and committees thereof.

The following table sets forth certain information regarding the compensation earned by or awards to each non-employee director who served on our Board of Directors in the 2024 fiscal year.

Mr. Murray, who was an employee of Kopin during 2024, was not compensated for his service as director and his compensation is fully reflected in the Summary Compensation Table above.

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Director Compensation Table for 2024

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3)	All Other Compensation ($)(3)	Total ($)
Jill J. Avery(4)	$61,188	$50,310	—	—	—	—	$111,498
Chi Chia Hsieh(5)	$54,000	$50,310	—	—	—	—	$104,310
David Nieuwsma (6)	$55,000	$50,310	—	—	—	—	$105,310
Margaret Seif(7)	$52,188	$50,310	—	—	—	—	$85,828
Paul Walsh, Jr.(8)	$27,333	$54,573	—	—	—	—	$81,907

(1)	Each Board member received his or her annual restricted stock grant of 64,500 shares which vests on the anniversary of the grant if the person is still a member of our Board of Directors on such anniversary with the exception of Mr. Walsh. The amounts in the column were determined by multiplying the number of shares of restricted common stock granted by the closing price of our common stock as listed on the Nasdaq on the day of grant. The 2024 grant occurred on June 6, 2024, and the closing price of our stock was $0.78. Mr. Walsh joined the Board of Directors on September 9, 2024 and he was granted 64,500 shares of restricted stock. Our stock price on September 9, 2024 was $0.85.
(2)	There were no stock options issued in 2024.
(3)	No non-equity incentive compensation, pension, non-qualified deferred compensation or other compensation payments were made as compensation for director services in fiscal year 2024 or are contemplated under our current compensation plan.
(4)	Dr. Avery’s annual cash fees were comprised of the annual retainer of $40,000, $7,188 for serving on the Nominating Committee, and $8,000 for serving on the Audit Committee. In addition, prior to the implementation of the current Board member compensation plan members were paid meeting fees. Ms. Avery was paid $2,000 for attending meetings of the Board and $4,000 for attending meetings of the Audit Committee under the prior Board member compensation plan.
(5)	Dr. Hsieh’s annual cash fees were comprised of the annual retainer of $40,000 and $10.000 for serving as the Compensation Committee Chairperson. In addition, prior to the implementation of the current Board member compensation plan members were paid meeting fees. Dr. Hsieh was paid $2,000 for attending meetings of the Board and $2,000 for attending meetings of the Compensation Committee under the prior Board member compensation plan.
(6)	Mr. Nieuwsma’s annual cash fees were comprised of the annual retainer of $40,000, $8,000 for serving on the Audit Committee and $5.000 for serving as the Compensation Committee. In addition, prior to the implementation of the current Board member compensation plan members were paid meeting fees. Mr. Nieuwsma was paid $2,000 for attending meetings of the Board.
(7)	Ms. Sief’s annual cash fees were comprised of the annual retainer of $40,000, $7,188 for serving as Chairperson of the Nominating Committee and $5.000 for serving on the Compensation Committee.
(8)	Mr. Walsch, Jr.’s annual cash fees were comprised of a prorated annual retainer of $12,333, and $15,000 for serving as the Audit Committee Chairperson.
(9)	Each Director, excluding Michael Murray, has 64,500 of unvested restricted shares.

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Audit Committee Report

The Audit Committee of the Board currently consists of Paul Walsch, Jr., Jill J. Avery and David Nieuwsma, each of whom the Board has determined is independent under applicable SEC and Nasdaq Rules. The Board also has determined that Mr. Walsh is an “audit committee financial expert” under applicable SEC rules and regulations.

The purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting, internal controls and audit functions. The Audit Committee charter, which is available at the Company’s website at www.kopin.com, under the heading “Investors: Corporate Governance,” describes in greater detail the full responsibilities of the Audit Committee.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting.

BDO USA, P.C. (“BDO”), the Company’s independent registered public accounting firm, has been engaged to perform an independent audit of the consolidated financial statements and to express an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America and also to express an opinion on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee has reviewed and discussed the consolidated financial statements with management and BDO.

During the course of the 2024 fiscal year, management completed the documentation, testing and evaluation of the Company’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related rules and regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during this process. In connection with this oversight, the Audit Committee also received periodic updates provided by management and Stowe & Degon LLC, an independent registered public accounting firm that the Company uses for internal controls review, at regularly scheduled Audit Committee meetings. At the conclusion of the process, management provided the Audit Committee with, and the Audit Committee reviewed, a report on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee also received a report of results from Stowe & Degon LLC. The Audit Committee also reviewed the report of management contained in the Company’s Annual Reports on Form 10-K for the fiscal year ended December 28, 2024, filed with the SEC, as well as BDO’s Reports of Independent Registered Public Accounting Firm included in the Company’s Annual Report on Form 10-K related to its audit of the consolidated financial statements and financial statement schedule, for the fiscal year ended December 28, 2024. In conjunction, the Audit Committee continues to oversee the Company’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation in fiscal year 2025.

The Committee has discussed with BDO the matters that are required to be discussed by applicable standards of the Public Company Accounting Oversight Board (“PCAOB”), including Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, and as adopted by the PCAOB, as well as Rule 2-07 of Regulation S-X of the SEC “Communication with Audit Committees.” BDO has also provided to the Committee its letter required by PCAOB Ethics and Independence Rule 3526, “Communications with Audit Committees Concerning Independence,” and the Committee discussed with RSM the firm’s independence.

Based on its review and the discussion noted above, the Audit Committee recommended to the Board that the Company’s Consolidated Financial Statements for the fiscal year 2024 be included in the Company’s Annual Report on Form 10-K for the 2024 fiscal year for filing with the SEC.

AUDIT COMMITTEE

Paul Walsh, Jr., Chairperson
Jill J. Avery
David Nieuwsma

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PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2020 EQUITY INCENTIVE PLAN

The Equity Incentive Plan Amendment Proposal— The Board has authorized, subject to stockholder approval, an amendment to our 2020 Equity Incentive Plan (the “2020 EIP”) to increase the number of shares available under the 2020 EIP by 5,000,000 shares (the “Plan Amendment”). Currently, the 2020 EIP authorizes the issuance of up to 14,000,000 shares of common stock.

The purpose of the 2020 EIP is to encourage ownership of the Company’s common stock by key employees and to provide additional incentive for such employees to promote the success of the Company’s business. The Board believes that the 2020 EIP:

●	Aligns the long-term interests of key employees and stockholders by creating a direct link between key employee compensation and stockholder return;

●	Enables key employees to develop and maintain a meaningful stock ownership in the Company; and

●	Provides incentives for key employees to contribute to the success of the Company.

The Plan Amendment is being submitted to stockholders for approval. A copy of the 2020 EIP as it is proposed to be amended is attached to this Proxy Statement as Appendix A. The Board believes it is in the best interests of the Company and its stockholders to approve the Plan Amendment to increase the number of shares available under the 2020 EIP by 5,000,000.

A total of 19,000,000 shares of Kopin common stock will be reserved for issuance under the amended 2020 EIP. As of April 30, 2025, the closing price on Nasdaq per share of common stock was $1.28. Our Board approved the Plan Amendment on March 20, 2025, subject to approval by Kopin’s stockholders. The Plan Amendment will be effective upon approval by Kopin’s stockholders.

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The following table includes information regarding all of our outstanding equity awards and shares available for future awards under the Plan as of May 1, 2025:

Total number of shares underlying outstanding stock options	591,366
Weighted average exercise price of outstanding stock options	$1.76
Weighted average remaining life of outstanding stock options	2.75
Total shares of common stock outstanding	162,797,922
Total shares underlying outstanding and unvested restricted stock	6,492,501
Shares available for future awards under the 2020 Equity Incentive plan	2,343,521

Reasons for the Amendment to the 2020 EIP

Equity incentive compensation programs play a pivotal role in Kopin’s efforts to attract and retain key personnel essential to Kopin’s long-term growth and financial success. We are asking our stockholders to approve the Plan Amendment to assist Kopin in attracting and retaining qualified personnel. If our stockholders do not approve the Plan Amendment, we will be limited in our ability to continue to issue awards in numbers sufficient to attract and motivate the highly skilled employees we need to recruit and retain, due to low share reserves remaining in our 2020 EIP and the dilution to our share reserve and outstanding equity awards from the increase in our stock outstanding from recent financing activities, and our employees’ motivation and incentives will be negatively affected.

Offering a broad-based equity compensation program is vital to attracting and retaining highly skilled people in the highly competitive technology industry. We use equity awards to increase incentives on the part of employees, non-employee directors and consultants who provide significant services to the Company. We believe that providing an equity stake in the future success of our business encourages our employees to be highly motivated to achieve our long-term business goals and to increase stockholder value. Their innovation and productivity are critical to our success. Accordingly, approving the Plan Amendment is in the best interest of our stockholders because equity awards help us to:

●	attract, motivate and retain talented employees and directors;

●	align employee and stockholder interests; and

●	link employee compensation with Kopin’s performance.

We strongly believe that approval of the Plan Amendment will enable us to achieve our goals in attracting and retaining our most valuable asset: our employees.

Without the appropriate share reserve to grant competitive equity-based incentives, we would be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the employee talent critical to our future successes. These cash replacement alternatives could, among other things, reduce the cash available for investment in growth and development and cause a loss of motivation by employees to achieve superior performance over a longer period of time. Equity- based incentives, by contrast, directly align a portion of the compensation of our employees with the economic interests of our stockholders.

For that reason, Kopin has structured the 2020 EIP to provide flexibility in designing equity incentive programs with a broad array of equity incentives, such as stock options, stock appreciation rights, stock awards and restricted stock units and implement competitive incentive compensation programs for its employees and non-employee Board members. The 2020 EIP will continue to be the only plan under which new equity awards may be granted to our employees and other service providers. If this Proposal 2 is not approved, then we would be at a disadvantage against our competitors for recruiting, retaining and motivating individuals critical to our success and could be forced to increase cash compensation, thereby reducing resources available to meet our business needs.

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As of May 1, 2025, 11,668,479 shares of common stock, net of 4,373,315 of forfeitures, had been issued pursuant to awards under the 2020 EIP. All awards outstanding under the 2020 EIP on the date of the Plan Amendment will continue to be governed solely by the terms of the documents evidencing such awards, and no provision of the Plan Amendment will be deemed to affect or otherwise modify the rights or obligations of the holders of such transferred awards.

In connection with our stock-based compensation programs, we are committed to using equity incentive awards prudently and within reasonable limits. We anticipate that the share reserve under the amended 2020 EIP, will enable us to fund our equity compensation program for approximately two years. While we believe this is a reasonable estimate of how long the share reserve would last, the actual period for which the proposed share reserve will fund our equity compensation program may be shorter or longer than expected, depending on changes in our granting practices, stock price and headcount growth.

Summary Description of the Kopin Corporation 2020 Equity Incentive Plan

The following is a summary of the principal provisions of the 2020 EIP. This summary is qualified in its entirety by reference to the full text of the 2020 EIP.

Types of Awards

The 2020 EIP provides for the issuance of stock options (including non-statutory stock options and incentive stock option), stock appreciation rights (referred to as “SARs”), restricted stock, restricted stock units (“RSUs”), stock bonuses and other stock-based awards to officers, employees, non-employee directors, independent contractors and consultants of Kopin Corporation or its affiliates.

Purpose and Types of Grants

The purpose of the 2020 EIP is to attract and retain employees, non-employee directors and consultants, and advisors. The 2020 EIP provides for the issuance of incentive stock options, non-qualified stock options, stock awards, stock units, stock appreciation rights and other stock-based awards. The 2020 EIP is intended to provide an incentive to participants to contribute to our economic success by aligning the economic interests of participants with those of our stockholders.

Administration

The 2020 EIP is administered by the Compensation Committee of our Board, and the Compensation Committee will determine all of the terms and conditions applicable to grants under the 2020 EIP. Our Compensation Committee determines who receives grants under the 2020 EIP and the number of shares of common stock that will be subject to grants, except that grants to members of our Board must be authorized by a majority of our Board. Our Compensation Committee may delegate authority under the 2020 EIP to one or more subcommittees as it deems appropriate. Subject to compliance with applicable law and stock exchange requirements, the Compensation Committee (or our Board or a subcommittee, as applicable) may delegate all or part of its authority to our Chief Executive Officer, as it deems appropriate, with respect to grants to employees or key advisors who are not executive officers under Section 16 of the Exchange Act. Our Compensation Committee, our Board, any subcommittee or the Chief Executive Officer, as applicable, that has authority with respect to a specific grant will be referred to as “the committee” in this description of the 2020 EIP.

Shares Subject to the Plan

Subject to adjustment, our 2020 EIP currently authorizes the issuance or transfer of up to 14,000,000 shares of our common stock. In addition, shares of common stock underlying any outstanding award granted under the Prior Plan that, following the effective date of the 2020 EIP, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares shall be available for new grants under the 2020 EIP.

If any options or SARs expire or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any stock awards, stock units or other stock-based awards are forfeited, terminated or otherwise not paid in full, the shares of our common stock subject to such awards will again be available for purposes of the 2020 EIP. If shares of our common stock are surrendered in payment of the exercise price of an option, the number of shares of common stock available for issuance under the 2020 EIP will be reduced only by the net number of shares actually issued by us upon such exercise and not by the gross number of shares as to which such option is exercised. Upon the exercise of any SAR under the 2020 EIP, the number of shares of our common stock available for issuance will be reduced only by the net number of shares actually issued by us upon such exercise.

35

If shares of our common stock are withheld by us in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of any grant or the issuance of our common stock under the 2020 EIP, the number of shares of common stock available for issuance will be reduced by the net number of shares issued, vested or exercised under such grant, calculated in each instance after payment of such share withholding. If any awards are paid in cash, and not in shares of our common stock, any shares of our common stock subject to such awards will also be available for future awards. If we repurchase shares of our common stock on the open market with the proceeds from the exercise price we receive from options, the repurchased shares will not be available for issuance under the 2020 EIP.

Individual Limits for Non-Employee Directors

The maximum aggregate grant date value of shares of common stock granted to any non-employee director in any one calendar year, taken together with any cash fees earned by such non-employee director for services rendered during the calendar year, shall not exceed $250,000 in total value.

Adjustments

In connection with stock splits, stock dividends, recapitalizations and certain other events affecting our common stock, the committee will make adjustments as it deems appropriate in: the maximum number of shares of common stock reserved for issuance as grants; the maximum amount of awards that may be granted to any individual non-employee director in any year; the number and kind of shares covered by outstanding grants; the number and kind of shares that may be issued under the 2020 EIP; the price per share or market value of any outstanding grants; the exercise price of options; the base amount of stock appreciation rights; and the performance goals or other terms and conditions as the committee deems appropriate.

Eligibility and Vesting

All of our employees are eligible to receive grants under the 2020 EIP. In addition, our non-employee directors and key advisors who perform services for us may receive grants under the 2020 EIP. The committee determines the vesting and exercisability terms of awards granted under the 2020 EIP.

Options

Under our 2020 EIP, the committee determines the exercise price of the options granted and may grant options to purchase shares of our common stock in such amounts as it determines. The committee may grant options that are intended to qualify as incentive stock options under Section 422 of the Code, or non-qualified stock options, which are not intended to so qualify. Incentive stock options may only be granted to our employees. Anyone eligible to participate in the 2020 EIP may receive a grant of non-qualified stock options. The exercise price of a stock option granted under the 2020 EIP cannot be less than the fair market value of a share of our common stock on the date the option is granted. If an incentive stock option is granted to a 10% stockholder of the total combined voting power of all classes of our stock, the exercise price cannot be less than 110% of the fair market value of a share of our common stock on the date the option is granted. The aggregate number of shares of common stock that may be issued or transferred under the 2020 EIP pursuant to incentive stock options under Section 422 of the Code may not exceed 10% of the number of shares of common stock outstanding on the effective date of the 2020 EIP.

The exercise price for any option is generally payable in cash. In certain circumstances as permitted by the committee, the exercise price may be paid: by the surrender of shares of our common stock with an aggregate fair market value, on the date the option is exercised, equal to the exercise price; by payment through a broker in accordance with procedures established by the Federal Reserve Board; by withholding shares of common stock subject to the exercisable option that have a fair market value on the date of exercise equal to the aggregate exercise price; or by such other method as the committee approves.

The term of an option cannot exceed ten years from the date of grant, except that if an incentive stock option is granted to a 10% stockholder of the total combined voting power of all class of our stock, the term cannot exceed five years from the date of grant. In the event that on the last day of the term of a non-qualified stock option, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of our common stock under our insider trading policy, the term of the non-qualified option will be extended for a period of 30 days following the end of the legal prohibition, unless the committee determines otherwise.

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Except as provided in the grant instrument, an option may only be exercised while a participant is employed by or providing service to us. The committee will determine in the grant instrument under what circumstances and during what time periods a participant may exercise an option after termination of employment.

Stock Awards

Under the 2020 EIP, the committee may grant stock awards. A stock award is an award of our common stock that may be subject to restrictions as the committee determines. The restrictions, if any, may lapse over a specified period of employment or based on the satisfaction of pre-established criteria, in installments or otherwise, as the committee may determine, including, but not limited to, restrictions based on the achievement of performance goals. Except to the extent restricted under the grant instrument relating to the stock award, a participant will have all of the rights of a stockholder as to those shares, including the right to vote and the right to receive dividends or distributions on the shares. Dividends with respect to stock awards that vest based on performance shall vest if and to the extent that the underlying stock award vests, as determined by the committee. All unvested stock awards are forfeited if the participant’s employment or service is terminated for any reason, unless the committee determines otherwise.

Stock Units

Under the 2020 EIP, the committee may grant stock units to anyone eligible to participate in the 2020 EIP. Stock units represent hypothetical shares of our common stock. Stock units become payable on terms and conditions determined by the committee, including specified performance goals, and will be payable in cash, shares of common stock, or a combination thereof, as determined by the committee. All unvested stock units are forfeited if the participant’s employment or service is terminated for any reason, unless the committee determines otherwise.

Stock Appreciation Rights

Under the 2020 EIP, the committee may grant SARs, which may be granted separately or in tandem with any option. SARs granted in tandem with a non-qualified stock option may be granted either at the time the non- qualified stock option is granted or any time thereafter while the option remains outstanding. SARs granted in tandem with an incentive stock option may be granted only at the time the grant of the incentive stock option is made. The committee will establish the base amount of the SAR at the time the SAR is granted, which will be equal to or greater than the fair market value of a share of our common stock as of the date of grant.

If a SAR is granted in tandem with an option, the number of SARs that are exercisable during a specified period will not exceed the number of shares of our common stock that the participant may purchase upon exercising the related option during such period. Upon exercising the related option, the related SARs will terminate, and upon the exercise of a SAR, the related option will terminate to the extent of an equal number of shares of our common stock. Generally, SARs may only be exercised while the participant is employed by, or providing services to, us. When a participant exercises a SAR, the participant will receive the excess of the fair market value of the underlying common stock over the base amount of the SAR. The appreciation of a SAR will be paid in shares of our common stock, cash or both.

The term of a SAR cannot exceed ten years from the date of grant. In the event that on the last day of the term of a SAR, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of our common stock under our insider trading policy, the term of the SAR will be extended for a period of 30 days following the end of the legal prohibition, unless the committee determines otherwise.

Other Stock-Based Awards

Under the 2020 EIP, the committee may grant other types of awards that are based on, or measured by, our common stock, and granted to anyone eligible to participate in the 2020 EIP. The committee will determine the terms and conditions of such awards. Other stock-based awards may be payable in cash, shares of our common stock or a combination of the two, as determined by the committee.

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Dividend Equivalents

Under the 2020 EIP, the committee may grant dividend equivalents in connection with grants of stock units or other stock-based awards made under the 2020 EIP. Dividend equivalents entitle the participant to receive amounts equal to ordinary dividends that are paid on the shares underlying a grant while the grant is outstanding. The committee will determine whether dividend equivalents will be paid currently or accrued as contingent cash obligations. Dividend equivalents may be paid in cash or shares of our common stock. The committee will determine the terms and conditions of the dividend equivalent grants, including whether the grants are payable upon the achievement of specific performance goals. Dividend equivalents with respect to stock units or other stock-based awards that vest based on performance shall vest and be paid only if and to the extent that the underlying stock units or other stock-based awards vest and are paid as determined by the committee.

Prohibition on Repricing

Under the terms of the 2020 EIP, the committee may not (i) amend the terms of any outstanding stock options or SARs to reduce the exercise price or base price, as applicable, (ii) cancel outstanding stock options or SARs in exchange for stock options or SARs with an exercise price or base price, as applicable, that is less than the exercise price or base price of the original stock options or SARs or (iii) cancel outstanding stock options or SARs with an exercise price or base price, as applicable, above the current stock price in exchange for cash or other securities, except in connection with a corporate transaction involving the Company, without in each such instance obtaining the approval of our stockholders.

Change of Control

If we experience a change of control where we are not the surviving corporation (or survive only as a subsidiary of another corporation), unless the committee determines otherwise, all outstanding grants that are not exercised or paid at the time of the change of control will be assumed by, or replaced with grants (with respect to cash, securities or a combination thereof) that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation).

Unless otherwise set forth in a grant instrument, if a participant is terminated without cause upon or within 12 months of a change of control, all outstanding time-based awards shall become fully vested.

If there is a change of control and all outstanding grants are not assumed by, or replaced with grants that have comparable terms by the surviving corporation, the committee may (but is not obligated to) make adjustments to the terms and conditions of outstanding grants, including, without limitation, taking any of the following actions (or combination thereof) without the consent of any participant:

●	determine that outstanding options and SARs will accelerate and become fully exercisable and the restrictions and conditions on outstanding stock awards, stock units and dividend equivalents immediately lapse;

●	pay participants, in an amount and form determined by the committee, in settlement of outstanding stock units or dividend equivalents;

●	require that participants surrender their outstanding stock options and SARs in exchange for a payment by us, in cash or shares of our common stock, equal to the difference between the exercise price and the fair market value of the underlying shares of our common stock; provided, however, if the per share

●	fair market value of our common stock does not exceed the per share stock option exercise price or stock appreciation right base amount, as applicable, we will not be required to make any payment to the participant upon surrender of the stock option or stock appreciation right; or

●	after giving participants an opportunity to exercise all of their outstanding stock options and SARs, terminate any unexercised stock options and SARs on the date determined by the committee.

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In general terms, a change of control under the 2020 EIP occurs if:

●	a person, entity or affiliated group, with certain exceptions, acquires more than 50% of our then- outstanding voting securities;

●	we merge into another entity unless the holders of our voting shares immediately prior to the merger have at least 50% of the combined voting power of the securities in the merged entity or its parent;

●	we merge into another entity and the members of our Board prior to the merger would not constitute a majority of the board of the merged entity or its parent;

●	we sell or dispose of all or substantially all of our assets;

●	we consummate a complete liquidation or dissolution; or

●	a majority of the members of our Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the incumbent directors.

Deferrals

The committee may permit or require participants to defer receipt of the payment of cash or the delivery of shares of common stock that would otherwise be due to the participant in connection with a grant under the 2020 EIP. The committee will establish the rules and procedures applicable to any such deferrals, consistent with the requirements of Section 409A of the Code.

Withholding

All grants under the 2020 EIP are subject to applicable U.S. federal (including FICA), state and local, foreign or other tax withholding requirements. We may require participants or other persons receiving grants or exercising grants to pay an amount sufficient to satisfy such tax withholding requirements with respect to such grants, or we may deduct from other wages and compensation paid by us the amount of any withholding taxes due with respect to such grant.

The committee may permit or require that our tax withholding obligation with respect to grants paid in our common stock be paid by having shares withheld up to an amount that does not exceed the participant’s minimum applicable withholding tax rate for United States federal (including FICA), state and local tax liabilities, or as otherwise determined by the committee. In addition, the committee may, in its discretion, and subject to such rules as the committee may adopt, allow participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular grant.

Transferability

Except as permitted by the committee with respect to non-qualified stock options, only a participant may exercise rights under a grant during the participant’s lifetime. Upon death, the personal representative or other person entitled to succeed to the rights of the participant may exercise such rights. A participant cannot transfer those rights except by will or by the laws of descent and distribution or, with respect to grants other than incentive stock options, pursuant to a domestic relations order. The committee may provide in a grant instrument that a participant may transfer non-qualified stock options and stock award to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws.

Amendment; Termination

Our Board may amend or terminate our 2020 EIP at any time, except that our stockholders must approve an amendment if such approval is required in order to comply with the Code, applicable laws or applicable stock exchange requirements. Unless terminated sooner by our Board or extended with stockholder approval, the 2020 EIP will terminate on the day immediately preceding the tenth anniversary of the effective date of the 2020 EIP.

Stockholder Approval

Except in connection with certain corporate transactions, including stock dividends, stock splits, a recapitalization, a change in control, a reorganization, a merger and a spin-off, stockholder approval is required (i) to reduce the exercise price or base price of outstanding stock options or SARs, (ii) to cancel outstanding stock options or SARs in exchange for the same type of grant with a lower exercise price or base price, and (iii) to cancel outstanding stock options or SARs that have an exercise price or base price above the current price of a share of our common stock, in exchange for cash or other securities, each as applicable.

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Establishment of Sub-Plans

Our Board may, from time to time, establish one or more sub-plans under the 2020 EIP to satisfy applicable blue sky, securities or tax laws of various jurisdictions. Our Board may establish such sub-plans by adopting supplements to the 2020 EIP setting forth limitations on the committee’s discretion and such additional terms and conditions not otherwise inconsistent with the 2020 EIP as our Board deems necessary or desirable. All such supplements will be deemed part of the 2020 EIP, but each supplement will only apply to participants within the affected jurisdiction, and we will not be required to provide copies of any supplement to such unaffected participants.

Clawback

Subject to applicable law, the committee may provide in any grant instrument that if a participant breaches any restrictive covenant agreement between the participant and us, or otherwise engages in activities that constitute cause (as defined in the 2020 EIP) either while employed by, or providing services to, us or within a specified period of time thereafter, all grants held by the participant will terminate, and we may rescind any exercise of an option or stock appreciation right and the vesting of any other grant and delivery of shares upon such exercise or vesting, as applicable on such terms as the committee will determine, including the right to require that in the event of any rescission:

●	the participant must return the shares received upon the exercise of any option or stock appreciation right or the vesting and payment of any other grants; or

●	if the participant no longer owns the shares, the participant must pay to us the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (if the participant transferred the shares by gift or without consideration, then the fair market value of the shares on the date of the breach of the restrictive covenant agreement or activity constituting cause), net of the price originally paid by the participant for the shares.

The committee may also provide for clawbacks pursuant to a clawback policy, which our Board may in the future adopt and amend from time to time. Payment by the participant will be made in such manner and on such terms and conditions as may be required by the committee. We will be entitled to set off against the amount of any such payment any amounts that we otherwise owe to the participant.

Certain United States Federal Income Tax Aspects

The following is a summary of certain U.S. federal income tax consequences of awards under the 2020 EIP. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

Options

An optionee generally will not recognize taxable income upon the grant of a non-statutory option. Rather, at the time of exercise of the option, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the shares purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the optionee recognizes as ordinary income. The optionee’s tax basis in any shares received upon exercise of an option will be the fair market value of the shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.

Incentive stock options are eligible for favorable U.S. federal income tax treatment if certain requirements are satisfied. An incentive stock option must have an option price that is not less than the fair market value of the stock at the time the option is granted and must be exercisable within ten years from the date of grant. An employee granted an incentive stock option generally does not realize compensation income for U.S. federal income tax purposes upon the grant of the option. At the time of exercise of an incentive stock option, no compensation income is realized by the optionee other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the shares acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on the sale over the exercise price will be taxed as capital gain. If the shares acquired on exercise of an incentive stock option are disposed of within less than two years after grant or one year of exercise, the optionee will realize taxable compensation income equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option price or (ii) the excess of the amount realized on the sale over the option price. Any additional amount realized will be taxed as capital gain.

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Stock Awards

A participant generally will not be taxed upon the grant of stock awards subject to restrictions, but rather will recognize ordinary income in an amount equal to the fair market value of the shares at the time the shares are no longer subject to a “substantial risk of forfeiture” (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the restricted stock before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income). Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the shares of stock are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares of stock are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Stock Units

In general, the grant of stock units will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Stock Appreciation Rights

A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for U.S. federal income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any shares received upon exercise of a SAR will be the fair market value of the shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short- term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Other Awards

With respect to other stock-based awards granted under the 2020 EIP, generally when the participant receives payment with respect to an award, the amount of cash and/or the fair market value of any shares or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

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Impact of Section 409A

Section 409A of the Code applies to deferred compensation, which is generally defined as compensation earned currently, the payment of which is deferred to a later taxable year. Awards under the 2020 EIP are intended to be exempt from the requirements of Section 409A or to satisfy its requirements. An award that is subject to Section 409A and fails to satisfy its requirements will subject the holder of the award to immediate taxation, interest and an additional 20% tax on the vested amount underlying the award.

Section 162(m) of the Code

Prior to 2018, Section 162(m) of the Code imposed a $1 million limit on the amount a public company may deduct for compensation paid to a company’s chief executive officer or any of the company’s three other most highly compensated executive officers (other than the chief financial officer) who are employed as of the end of the year. This limitation did not apply to compensation that meets the tax code requirements for “qualifying performance-based” compensation (i.e., compensation paid only if the individual’s performance meets pre- established objective goals based on performance criteria approved by stockholders, including stock options).

The performance-based compensation exemption and the exemption of the chief financial officer from Section 162(m)’s deduction limit have been repealed, among other changes, effective for taxable years beginning after December 31, 2017, such that awards paid to our covered executive officers (including our chief executive officer) in excess of $1 million will not be deductible in future years, unless it qualifies for transition relief applicable to certain arrangements that were in effect as of November 2, 2017 and are not materially modified thereafter.

As in prior years, while deductibility of executive compensation for federal income tax purposes is among the factors the committee considers when structuring our executive compensation arrangements, it is not the sole or primary factor considered. We retain the flexibility to authorize compensation that may not be deductible if we believe it is in the best interests of the company.

Existing Plan Benefits

Future benefits under the 2020 EIP generally are granted at the discretion of the committee and are therefore not currently determinable.

Because future grants of awards under the 2020 EIP are subject to the discretion of the Board or Compensation Committee, the amount and terms of future awards to particular participants or groups of participants are not determinable at this time. No awards have been previously granted that are contingent on the approval of this amendment to the 2020 EIP.

Vote Required for Approval

The proposal to amend the 2020 EIP will be approved upon the affirmative vote of a majority of the outstanding shares of common stock present through virtual attendance or by proxy at the Meeting and entitled to vote on the proposal. Stockholders may vote “FOR” or “AGAINST,” or “ABSTAIN” from voting. Abstentions will have the effect of a vote “AGAINST” this proposal. Broker non-votes, if any, will be disregarded and will have no effect on the outcome of the vote for this Proposal 2.

Board Recommendation

The Board recommends that the stockholders vote “FOR” the approval of the amendment to the Kopin Corporation 2020 Equity Incentive Plan to increase the number of shares available by 5,000,000.

The existence of financial and personal interests of one or more of Kopin Corporation directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of Kopin Corporation and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals.

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PROPOSAL 3

APPROVAL OF THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON

SHARES FROM 200,000,000 TO 275,000,000

Our Board has approved the amendment to our Certificate of Incorporation, subject to stockholder approval, to increase the number of authorized shares of common stock from 200,000,000 shares to 275,000,000 shares (the “Share Increase Amendment”) and recommends unanimously that our stockholders approve the Share Increase Amendment. The proposed amendment is reflected in the proposed amendment to the Certificate of Incorporation attached to this proxy statement as Appendix B. As of May 1, 2025, there were 162,797,922 shares of common stock issued and outstanding and the Company had warrants and options outstanding to acquire 10,591,366 shares of its common stock, leaving a total of 26,610,712 authorized shares of common stock available for future issuance.

The additional 75,000,000 shares of common stock will be part of the existing class of common stock, and, if and when issued, would have the same rights and privileges as the shares of common stock presently issued and outstanding.

The Company’s Certificate of Incorporation was amended on June 11, 2024 to increase the number of authorized shares of common stock to 200,000,000.

The Board believes that it is desirable and in the best interests of the Company and its shareholders to have a sufficient number of additional shares of common stock available for issuance from time to time, as the occasion may arise, for future financing and acquisition transactions, to permit stock dividends or stock splits at some future date, and for other proper corporate purposes. Therefore, the Board has approved, and unanimously recommends that the stockholders of the Company approve the Share Increase Amendment. The proposed form of the Articles of Amendment to the Company’s Certificate of Incorporation amending Article “FOURTH” of such Certificate of Incorporation is set forth in Appendix A to this proxy statement. The Articles of Amendment will have no effect on the number of authorized shares of preferred stock.

Certain Risks Associated with the Share Increase Amendment

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. These factors include the status of the market for our common stock, our reported results of operations in future periods, and general economic, market and industry conditions.

Principal Effects on Outstanding Common Stock

Holders of common stock are entitled to one vote per share on all matters submitted to a vote of stockholders. Upon a liquidation, dissolution or windup of the Company, holders of common stock would be entitled to share ratably in any assets for distribution to stockholders after payment of all of the Company’s obligations, subject to the rights to receive preferential distributions of the holders of any preferred stock then outstanding.

The additional shares of common stock would have rights identical to our common stock currently outstanding. Approval of the Share Increase Amendment and any issuance of common stock would not affect the rights of the holders of our common stock currently outstanding, except to the extent that future issuances of common stock would reduce each existing stockholder’s proportionate ownership. If the proposed Share Increase Amendment is approved and the Board decides to issue such shares of common stock, such issuance of common stock would increase the outstanding number of shares of common stock, thereby causing dilution in earnings per share and voting interests of the outstanding common stock. As of May 1, 2025, 162,797,922 shares of our common stock were issued and outstanding and we had warrants and options outstanding to acquire 10,591,366 shares of our common stock. We had no other shares of our common stock subject to outstanding stock options or other convertible securities, thereby leaving 26,610,712 shares of common stock unassigned and authorized for potential issuance of the current 200,000,000 shares of common stock authorized. If the Share Increase Amendment is approved, there will be 101,610,712 shares of common stock unassigned and authorized for potential issuance. If approved, the Share Increase Amendment will not change the number of shares of preferred stock authorized for issuance.

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Additionally, the issuance of additional shares of common stock could have the effect of making it more difficult for a third party to acquire, or discouraging a third party from attempting to acquire, control of the Company. While the issuance of additional shares of common stock may be deemed to have potential anti-takeover effects, including by delaying or preventing a change in control of the Company through subsequent issuances of these shares and the other reasons set forth above, which among other things, could include issuances in one or more transactions that would make a change in control of the Company more difficult, and therefore, less likely, this proposal to increase the authorized common stock is not prompted by any specific effort of which we are aware to accumulate shares of our common stock or obtain control of the Company. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of common stock as compared to the then-existing market price. Although the issuance of additional shares of common stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the Share Increase Amendment is not in response to any attempt to accumulate common stock or obtain control of the Company that we are aware of, nor is it part of a plan by management to recommend a series of similar amendments to the Board or stockholders.

Interests of Certain Persons in the Proposal

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal 3, except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for common stock.

Vote Required for Approval

The approval of the Shares Increase Amendment requires the affirmative vote of a majority of the Company’s outstanding stock entitled to vote thereon.

Board Recommendation

The Board recommends that the stockholders vote “FOR” the proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock to 275,000,000.

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PROPOSAL 4

RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

On December 2, 2024, the Audit Committee appointed BDO USA, P.C. (“BDO”) as our independent registered public accounting firm for the fiscal year ending December 27, 2025. The Audit Committee is seeking ratification of this selection by our stockholders at the Annual Meeting.

RSM US LLP (RSM), served as the Company’s independent registered public accounting firm of the Company from November 22, 2019 until December 2, 2024. On December 2, 2024, the Board approved the engagement of BDO as our independent registered public accounting firm, effective upon the execution of a satisfactory engagement letter with BDO and dismissed our prior independent registered public accounting firm, RSM, effective immediately prior to the engagement of BDO. RSM’s audit reports on our consolidated financial statements for the fiscal years ended December 30, 2023 and December 31, 2022 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

A representative of BDO is expected to be present at the Meeting and will be afforded an opportunity to make a statement, if such representative desires to do so, and will be available to respond to appropriate questions. Furthermore, a representative of RSM is expected to be present at the Meeting and will be afforded an opportunity to make a statement, if such representative desires to do so, and will be available to respond to appropriate questions.

RSM’s audit reports on our consolidated financial statements for the fiscal years ended December 30, 2023 and December 31, 2022 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 30, 2023 and December 31, 2022, and the subsequent interim period through the date of our engagement of BDO on December 2, 2024, neither the Company, nor anyone acting on our behalf, consulted with BDO regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

During the two most recent fiscal years ended December 30, 2023 and December 31, 2022, and the subsequent interim period through their dismissal on December 2, 2024: (i) there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between us and RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to RSM’s satisfaction, would have caused RSM to make reference to the subject matter of the disagreements in connection with its reports on our consolidated financial statements for such years, and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Meeting and entitled to vote is required to ratify the appointment of BDO as our independent registered public accounting firm for the current fiscal year ending December 27, 2025. Although stockholder ratification is not required by our bylaws or otherwise, the Board believes it is advisable to provide stockholders an opportunity to ratify this selection and is submitting the selection of BDO as our independent registered public accounting firm to our stockholders for ratification as a matter of good corporate practice. In the event the appointment of BDO should not be approved by the stockholders, the Board will consider making another appointment to be effective at the earliest possible time but has no obligation to do so. Any broker non-votes and abstentions from voting received will have no effect on the outcome of this Proposal 4.

Board Recommendation

The Board recommends that the stockholders vote “FOR” the proposal to ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 27, 2025.

Proxies solicited by the Board will be voted “FOR” this Proposal 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

As discussed above, BDO has served as the Company’s independent registered public accounting firm since December 2, 2024. Previously, RSM served as the Company’s independent registered public accounting firm from November 22, 2019 to December 2, 2024.

Audit Fees

The aggregate fees for the fiscal years ended December 28, 2024 and December 30, 2023 billed by the Company’s independent registered public accounting firm, BDO USA, P.C. for fiscal year 2024 and RSM US LLP for fiscal year 2023 were as follows:

Fee Category	2024	% of Total	2023	% of Total
Audit Fees	$1,038,950	100%	$620,124	99.9%
Audit-Related Fees	10,500	—	152,250	—
Tax Fees	-	-	8,453	0.9
All Other Fees	—	—	—	—
Total Fees	$1,049,450	100%	$780,827	100%

Audit Fees—consists of fees for the audit of our financial statements and attestation services relating to the report on our internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, review of the interim condensed consolidated financial statements included in quarterly reports, assistance with review of documents filed with the SEC, and services that are normally provided by the Company’s independent registered public accounting firm in connection with statutory and regulatory filings or engagements, and attestation services, except those not required by statute or regulation.

Audit-Related Fees—consists of fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

Tax Fees—consists of fees for tax compliance and planning services. Tax compliance includes fees for professional services related to international tax compliance and preparation. Tax planning consists primarily of fees related to a transfer pricing study and preparation of our subsidiary tax returns.

All Other Fees—consists of fees for all other permissible services other than those reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and non-audit services provided by the Company’s independent registered public accounting firm prior to the engagement with respect to such services. The Chairman of the Audit Committee has been delegated the authority by the Audit Committee to pre-approve the engagement of the independent accountants when the entire committee is unable to do so. The Audit Committee approved 100% of the services listed under the preceding captions “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees.”

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PROPOSAL 5

ADVISORY NON-BINDING VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, as well as the provisions of Section 14A of the Exchange Act, we are providing our stockholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our named executive officers, which is described in the section titled “Compensation Discussion and Analysis” in this Proxy Statement. Accordingly, the following resolution will be submitted for a stockholder vote at the 2025 Annual Meeting:

“RESOLVED, that the stockholders of Kopin Corporation (the “Company”) approve, on an advisory basis, the overall compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis section set forth in the Proxy Statement for this Annual Meeting.”

As described in the section titled “Compensation Discussion and Analysis,” our executive compensation program is designed to provide a competitive level of compensation necessary to attract, motivate and retain talented and experienced executives and to motivate them to achieve short-term and long-term corporate goals that enhance stockholder value. In order to align executive pay with our financial performance and the creation of sustainable stockholder value, a significant portion of compensation paid to our named executive officers is allocated to performance-based, short- and long-term incentive programs to make executive pay dependent on our performance (or “at-risk”). In addition, as an executive officer’s responsibility and ability to affect our financial results increases, the portion of his or her total compensation deemed “at-risk” increases. Stockholders are urged to read the “Compensation Discussion and Analysis” section of this Proxy Statement, which more thoroughly discusses how our compensation policies and procedures implement our compensation philosophy. The Compensation Committee and the Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.

We provide our stockholders the opportunity every year to vote on a non-binding, advisory basis to approve the compensation of our named executive officers. The Company expects that the next advisory vote on executive compensation will be at the 2026 Annual Meeting of Stockholders.

This vote is merely advisory and will not be binding upon the Company or the Board. However, the Board values constructive dialogue on executive compensation and other important governance topics with our stockholders and encourages all stockholders to vote their shares on this matter.

Vote Required for Approval

Proposal 5 will be approved upon the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on each such proposal. Abstentions will be counted for Proposal 5 and will have the same effect as a vote against the proposal. Broker non-votes, if any, will be disregarded and will have no effect on the outcome of the vote of this Proposal 5.

Board Recommendation

The Board recommends that the stockholders vote to approve, on an advisory basis, the overall compensation of the Company’s named executive officers by voting “FOR” this resolution.

COST AND METHOD OF SOLICITATION

We will pay the cost of soliciting proxies. Proxies may be solicited on behalf of the Company by directors, officers or employees of the Company in person or by telephone, facsimile or other electronic means. As required by the SEC, we also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of our common stock.

GENERAL

We are not aware of any other matter other than the foregoing to be brought before the Meeting. However, the enclosed proxy gives discretionary authority to the named proxies in the event any additional matters should be presented.

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We will provide free of charge to any stockholder from whom a proxy is solicited pursuant to this proxy statement, upon written request from such stockholder, our Annual Reports on Form 10-K for the fiscal years 2024 and 2023 as filed with the SEC. Our 2024 Annual Report on Form 10-K is enclosed. Only one copy of the Annual Report and this proxy statement and notice of annual meeting is being delivered to multiple stockholders sharing one address, unless we have received contrary instructions. Upon written or oral request, we will deliver promptly a separate copy to a stockholder at a shared address to which a copy was delivered. If you received more than one copy of the proxy statement and wish to reduce the number of reports you receive, we will discontinue the mailing of reports on the accounts you select. Requests for the foregoing should be directed to Kopin Corporation, 125 North Drive, Westborough MA 01581, Attention: Chief Financial Officer, 508-870-5959.

MISCELLANEOUS

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote in advance so that your vote will be counted if you later decide not to attend the Annual Meeting.

You may obtain a copy of our Annual Report on Form 10-K (without exhibits) filed with the SEC for the year ended December 28, 2024, without charge upon written request to: Kopin Corporation, 125 North Drive, Westborough MA 01581, Attention: Chief Financial Officer, 508-870-5959.

As of the date of this proxy statement, we know of no matter not specifically referred to above as to which any action is expected to be taken at the Annual Meeting. The persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the Annual Meeting, as they determine to be in the best interest of the Company and our stockholders.

Michael Murray Chairman

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Appendix A

KOPIN CORPORATION

2020 EQUITY INCENTIVE PLAN

Effective as of the Effective Date (as defined below), the Kopin Corporation 2020 Incentive Equity Plan (as in effect from time to time, the “Plan”) is hereby established.

The purpose of the Plan is to provide employees of Kopin Corporation, a Delaware corporation (together with its successors, the “Company”), and its subsidiaries, certain consultants and advisors who perform services for the Company or its subsidiaries, and non-employee members of the Board of Directors of the Company, with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights, stock awards, stock units, and other stock-based awards.

The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

The Plan is a successor to the Kopin Corporation 2010 Equity Incentive Plan, as amended and restated (the “Prior Plan”). No additional grants shall be made under the Prior Plan after the Effective Date. Outstanding grants under the Prior Plan shall continue in effect according to their terms, consistent with the applicable terms of the Prior Plan.

Section 1. Definitions

The following terms shall have the meanings set forth below for purposes of the Plan:

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Cause” shall have the meaning given to that term in any written employment agreement, offer letter or severance agreement between the Employer and the Participant, or if no such agreement exists or if such term is not defined therein, and unless otherwise defined in the Grant Instrument, Cause shall mean a finding by the Committee that the Participant (i) has breached his or her employment or service contract with the Employer, (ii) has engaged in disloyalty to the Employer, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Employer to persons not entitled to receive such information, (iv) has breached any written non-competition, non-solicitation, invention assignment or confidentiality agreement between the Participant and the Employer or (v) has engaged in such other behavior detrimental to the interests of the Employer as the Committee determines.

(c) “CEO” shall mean the Chief Executive Officer of the Company.

(d) Unless otherwise set forth in a Grant Instrument, a “Change of Control” shall be deemed to have occurred if:

(i) Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a direct or indirect subsidiary of another Person and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares of such other Person representing more than 50% of the voting power of the then outstanding securities of such other Person.

(ii) The consummation of (A) a merger or consolidation of the Company with another Person where, immediately after the merger or consolidation, the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, in substantially the same proportion as ownership immediately prior to the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving Person would be entitled in the election of directors, or where the members of the Board, immediately prior to the merger or consolidation, will not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving Person or (B) a sale or other disposition of all or substantially all of the assets of the Company.

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(iii) A change in the composition of the Board over a period of 12 consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections, or threatened election contests, for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

(iv) The consummation of a complete dissolution or liquidation of the Company.

The Committee may modify the definition of Change of Control for a particular Grant as the Committee deems appropriate to comply with section 409A of the Code or otherwise. Notwithstanding the foregoing, if a Grant constitutes deferred compensation subject to section 409A of the Code and the Grant provides for payment upon a Change of Control, then, for purposes of such payment provisions, no Change of Control shall be deemed to have occurred upon an event described in items (i) – (iv) above unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under section 409A of the Code.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(f) “Committee” shall mean the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan. The Committee shall consist of directors who are “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act and “independent directors,” as determined in accordance with the independence standards established by the stock exchange on which the Company Stock is at the time primarily traded.

(g) “Company Stock” shall mean common stock, par value $0.01 per share, of the Company, and such other securities as may be substituted for Company Stock pursuant to Section 4(c).

(h) “Disability” or “Disabled” shall mean, unless otherwise set forth in the Grant Instrument, a Participant’s becoming disabled within the meaning of the Employer’s long-term disability plan applicable to the Participant.

(i) “Dividend Equivalent” shall mean an amount determined by multiplying the number of shares of Company Stock subject to a Stock Unit or Other Stock-Based Award by the per-share cash dividend paid by the Company on its outstanding Company Stock, or the per-share Fair Market Value of any dividend paid on its outstanding Company Stock in consideration other than cash. If interest is credited on accumulated divided equivalents, the term “Dividend Equivalent” shall include the accrued interest.

(j) “Effective Date” shall mean the date of the Annual Meeting of Stockholders to be held on May 20, 2020 or such other date upon which the Company’s stockholders approve the Plan.

(k) “Employee” shall mean an employee of the Employer (including an officer or director who is also an employee), but excluding any person who is classified by the Employer as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.

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(l) “Employed by, or providing service to, the Employer” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Stock Awards, Stock Units, and Other Stock-Based Awards, a Participant shall not be considered to have terminated employment or service until the Participant ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise. If a Participant’s relationship is with a subsidiary of the Company and that entity ceases to be a subsidiary of the Company, the Participant will be deemed to cease employment or service when the entity ceases to be a subsidiary of the Company, unless the Participant transfers employment or service to an Employer. If a Participant has military, sick leave or other bona fide leave, the Participant will not be deemed to cease employment or service solely as a result of such leave; provided that such leave does not exceed the longer of 90 days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or contract. To the extent consistent with applicable law, the Committee may provide that Grants continue to vest for all or a portion of the period of such leave, or that vesting shall be tolled during such leave and only recommence upon the Participant’s return from such leave.

(m) “Employer” shall mean the Company and its subsidiaries.

(n) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(o) “Exercise Price” shall mean the per share price at which shares of Company Stock may be purchased under an Option, as designated by the Committee.

(p) “Fair Market Value” shall mean:

(i) If the Company Stock is publicly traded, the Fair Market Value per share shall be determined as follows: (A) if the principal trading market for the Company Stock is a national securities exchange, the closing sales price during regular trading hours on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (B) if the Company Stock is not principally traded on any such exchange, the last reported sale price of a share of Company Stock during regular trading hours on the relevant date, as reported by the OTC Bulletin Board.

(ii) If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions as set forth above, the Fair Market Value per share shall be determined by the Committee through any reasonable valuation method authorized under the Code.

(q) “GAAP” shall mean United States generally accepted accounting principles.

(r) “Grant” shall mean an Option, SAR, Stock Award, Stock Unit or Other Stock-Based Award granted under the Plan.

(s) “Grant Instrument” shall mean the written agreement that sets forth the terms and conditions of a Grant, including all amendments thereto.

(t) “Incentive Stock Option” shall mean an Option that is intended to meet the requirements of an incentive stock option under section 422 of the Code.

(u) “Key Advisor” shall mean a consultant or advisor of the Employer.

(v) “Non-Employee Director” shall mean a member of the Board who is not an Employee.

(w) “Nonqualified Stock Option” shall mean an Option that is not intended to be taxed as an incentive stock option under section 422 of the Code.

(x) “Option” shall mean an option to purchase shares of Company Stock, as described in Section 6.

(y) “Other Stock-Based Award” shall mean any Grant based on, measured by or payable in Company Stock (other than an Option, Stock Unit, Stock Award, or SAR), as described in Section 10.

(z) “Participant” shall mean an Employee, Key Advisor or Non-Employee Director designated by the Committee to participate in the Plan.

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(aa) “Performance Goals” shall mean the business criteria selected by the Company to measure the level of performance of the Company or an affiliate during a performance period, which may include, but are not limited to, one or more of the following criteria: cash flow; free cash flow; earnings (including gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, adjusted earnings before interest, taxes, depreciation and amortization and net earnings); earnings per share; growth in earnings or earnings per share; book value growth; stock price; return on equity or average stockholder equity; total stockholder return or growth in total stockholder return either directly or in relation to a comparative group; return on capital; return on assets or net assets; revenue, growth in revenue or return on sales; sales; expense reduction or expense control; expense to revenue ratio; income, net income or adjusted net income; operating income, net operating income, adjusted operating income or net operating income after tax; operating profit or net operating profit; operating margin; gross profit margin; return on operating revenue or return on operating profit; regulatory filings; regulatory approvals, litigation and regulatory resolution goals; other operational, regulatory or departmental objectives; budget comparisons; growth in stockholder value relative to established indexes, or another peer group or peer group index; development and implementation of strategic plans and/or organizational restructuring goals; development and implementation of risk and crisis management programs; improvement in workforce diversity; compliance requirements and compliance relief; safety goals; productivity goals; workforce management and succession planning goals; economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); measures of customer satisfaction, employee satisfaction or staff development; development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Company’s revenue or profitability or enhance its customer base; merger and acquisitions; and other similar criteria as determined by the Committee. Performance goals applicable to a Grant shall be determined by the Committee, and may be established on an absolute or relative basis and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments. Relative performance may be measured against a group of peer companies, a financial market index or other objective and quantifiable indices.

(bb) “Person” shall mean any natural person, corporation, limited liability company, partnership, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or other legal entity of any nature whatsoever.

(cc) “Restriction Period” shall have the meaning given that term in Section 7(a).

(dd) “SAR” shall mean a stock appreciation right, as described in Section 9.

(ee) “Stock Award” shall mean an award of Company Stock, as described in Section 7.

(ff) “Stock Unit” shall mean an award of a phantom unit representing a share of Company Stock, as described in Section 8.

(gg) “Substitute Awards” shall have the meaning given that term in Section 4(c).

Section 2. Administration

(a) Committee. The Plan shall be administered and interpreted by the Committee; provided, however, that any Grants to members of the Board must be authorized by a majority of the Board. The Committee may delegate authority to one or more subcommittees, as it deems appropriate. Subject to compliance with applicable law and the applicable stock exchange rules, the Board, in its discretion, may perform any action of the Committee hereunder. To the extent that the Board, a subcommittee or the CEO, as described below administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to the Board or such subcommittee or the CEO.

(b) Delegation to CEO. Subject to compliance with applicable law and applicable stock exchange requirements, the Committee may delegate all or part of its authority and power to the CEO, as it deems appropriate, with respect to Grants to Employees or Key Advisors who are not executive officers under section 16 of the Exchange Act.

(c) Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom Grants shall be made under the Plan, (ii) determine the type, size, terms and conditions of the Grants to be made to each such individual, (iii) determine the time when the Grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (v) amend the terms of any previously issued Grant, subject to the provisions of Section 17 below, (vi) determine and adopt terms, guidelines, and provisions, not inconsistent with the Plan and applicable law, that apply to individuals residing outside of the United States who receive Grants under the Plan, and (vii) deal with any other matters arising under the Plan.

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(d) Committee Determinations. The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

(e) Indemnification. No member of the Committee or the Board, and no employee of the Company shall be liable for any act or failure to act with respect to the Plan, except in circumstances involving his or her bad faith or willful misconduct, or for any act or failure to act hereunder by any other member of the Committee or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and the Board and any agent of the Committee or the Board who is an employee of the Company or a subsidiary against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith or willful misconduct.

Section 3. Grants

Grants under the Plan may consist of Options as described in Section 6, Stock Awards as described in Section 7, Stock Units as described in Section 8, SARs as described in Section 9, and Other Stock-Based Awards as described in Section 10. All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in the Grant Instrument. All Grants shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Participants.

Section 4. Shares Subject to the Plan

(a) Shares Authorized. Subject to adjustment as described below in Sections 4(b) and 4(e) below, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be 14,000,000 shares of Company Stock. In addition, shares of the Company Stock underlying any outstanding award granted under the Prior Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares shall be available for the award of new Grants under this Plan. Subject to adjustment as described below in Sections 4(b) and 4(e) below, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan pursuant to Incentive Stock Options shall not exceed 10,000,000 shares of Company Stock.

(b) Source of Shares; Share Counting. Shares issued or transferred under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan, expire or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any Stock Awards, Stock Units or Other Stock-Based Awards are forfeited, terminated or otherwise not paid in full, the shares subject to such Grants shall again be available for purposes of the Plan. If shares of Company Stock otherwise issuable under the Plan are surrendered in payment of the Exercise Price of an Option, then the number of shares of Company Stock available for issuance under the Plan shall be reduced only by the net number of shares actually issued by the Company upon such exercise and not by the gross number of shares as to which such Option is exercised. Upon the exercise of any SAR under the Plan, the number of shares of Company Stock available for issuance under the Plan shall be reduced by only by the net number of shares actually issued by the Company upon such exercise. If shares of Company Stock otherwise issuable under the Plan are withheld by the Company in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of any Grant or the issuance of Company Stock thereunder, then the number of shares of Company Stock available for issuance under the Plan shall be reduced by the net number of shares issued, vested or exercised under such Grant, calculated in each instance after payment of such share withholding. To the extent any Grants are paid in cash, and not in shares of Company Stock, any shares previously subject to such Grants shall again be available for issuance or transfer under the Plan. For the avoidance of doubt, if shares are repurchased by the Company on the open market with the proceeds of the Exercise Price of Options, such shares may not again be made available for issuance under the Plan.

(c) Substitute Awards. Shares issued or transferred under Grants made pursuant to an assumption, substitution or exchange for previously granted awards of a company acquired by the Company in a transaction (“Substitute Awards”) shall not reduce the number of shares of Company Stock available under the Plan and available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Grants under the Plan and shall not reduce the Plan’s share reserve (subject to applicable stock exchange listing and Code requirements).

(d) Individual Limits for Non-Employee Directors. Subject to adjustment as described below in Section 4(e), the maximum aggregate grant date value of shares of Company Stock subject to Grants granted to any Non-Employee Director during any calendar year, taken together with any cash fees earned by such Non- Employee Director for services rendered during the calendar year, shall not exceed $250,000 in total value. For purposes of this limit, the value of such Grants shall be calculated based on the grant date fair value of such Grants for financial reporting purposes.

(e) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) a merger, reorganization or consolidation, (iii) a reclassification or change in par value, or (iv) any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number and kind of shares of Company Stock available for issuance under the Plan, the maximum amount of Grants which a Non-Employee Director may receive in any year, the number and kind of shares covered by outstanding Grants, the number and kind of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Grants shall be equitably adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, in the event of a Change of Control, the provisions of Section 12 of the Plan shall apply. Any adjustments to outstanding Grants shall be consistent with section 409A or 424 of the Code, to the extent applicable. The adjustments of Grants under this Section 4(e) shall include adjustment of shares, Exercise Price of Stock Options, base amount of SARs, Performance Goals or other terms and conditions, as the Committee deems appropriate. The Committee shall have the sole discretion and authority to determine what appropriate adjustments shall be made and any adjustments determined by the Committee shall be final, binding and conclusive.

Section 5. Eligibility for Participation

(a) Eligible Persons. All Employees and Non-Employee Directors shall be eligible to participate in the Plan. Key Advisors shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Employer, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.

(b) Selection of Participants. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines.

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Section 6. Options

The Committee may grant Options to an Employee, Non-Employee Director or Key Advisor upon such terms as the Committee deems appropriate. The following provisions are applicable to Options:

(a) Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

(b) Type of Option and Exercise Price.

(i) The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees of the Company or its parent or subsidiary corporations, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

(ii) The Exercise Price of Company Stock subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date the Option is granted. However, an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of a share of Company Stock on the date of grant.

(c) Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option), the exercise of the Option is prohibited by applicable law, including a prohibition on purchases or sales of Company Stock under the Company’s insider trading policy, the term of the Option shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.

(d) Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(e) Grants to Non-Exempt Employees. Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(f) Termination of Employment or Service. Except as provided in the Grant Instrument, an Option may only be exercised while the Participant is employed by, or providing services to, the Employer. The Committee shall determine in the Grant Instrument under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.

(g) Exercise of Options. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Participant shall pay the Exercise Price for an Option as specified by the Committee (i) in cash, (ii) unless the Committee determines otherwise, by delivering shares of Company Stock owned by the Participant and having a Fair Market Value on the date of exercise at least equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise at least equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) if permitted by the Committee, by withholding shares of Company Stock subject to the exercisable Option, which have a Fair Market Value on the date of exercise equal to the Exercise Price, or (v) by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Participant for the requisite period of time necessary to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares to be issued or transferred pursuant to the Option, and any required withholding taxes, must be received by the Company by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance or transfer of such shares.

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(h) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the Company Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.

Section 7. Stock Awards

The Committee may issue or transfer shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:

(a) General Requirements. Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based on the achievement of specific Performance Goals. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”

(b) Number of Shares. The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

(c) Requirement of Employment or Service. If the Participant ceases to be employed by, or provide service to, the Employer during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except under Section 15 below. Unless otherwise determined by the Committee, the Company will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed. Each certificate for a Stock Award, unless held by the Company, shall contain a legend giving appropriate notice of the restrictions in the Grant. The Participant shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed.

(e) Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Participant shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific Performance Goals. Dividends with respect to Stock Awards that vest based on performance shall vest if and to the extent that the underlying Stock Award vests, as determined by the Committee.

(f) Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions, if any, imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

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Section 8. Stock Units

The Committee may grant Stock Units, each of which shall represent one hypothetical share of Company Stock, to an Employee, Non-Employee Director or Key Advisor upon such terms and conditions as the Committee deems appropriate. The following provisions are applicable to Stock Units:

(a) Crediting of Units. Each Stock Unit shall represent the right of the Participant to receive a share of Company Stock or an amount of cash based on the value of a share of Company Stock, if and when specified conditions are met. All Stock Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of the Plan.

(b) Terms of Stock Units. The Committee may grant Stock Units that vest and are payable if specified Performance Goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Committee. The Committee may accelerate vesting or payment, as to any or all Stock Units at any time for any reason, provided such acceleration complies with section 409A of the Code. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

(c) Requirement of Employment or Service. If the Participant ceases to be employed by, or provide service to, the Employer prior to the vesting of Stock Units, or if other conditions established by the Committee are not met, the Participant’s Stock Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d) Payment With Respect to Stock Units. Payments with respect to Stock Units shall be made in cash, Company Stock or any combination of the foregoing, as the Committee shall determine.

Section 9. Stock Appreciation Rights

The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option. The following provisions are applicable to SARs:

(a) General Requirements. The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be equal to or greater than the Fair Market Value of a share of Company Stock as of the date of grant of the SAR. The term of any SAR shall not exceed ten years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of a SAR, the exercise of the SAR is prohibited by applicable law, including a prohibition on purchases or sales of Company Stock under the Company’s insider trading policy, the term shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.

(b) Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

(c) Exercisability. A SAR shall be exercisable during the period specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Participant is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as specified by the Committee. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

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(d) Grants to Non-Exempt Employees. Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(e) Value of SARs. When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for a SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (a).

(f) Form of Payment. The appreciation in a SAR shall be paid in shares of Company Stock, cash or any combination of the foregoing, as the Committee shall determine. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.

Section 10. Other Stock-Based Awards

The Committee may grant Other Stock-Based Awards, which are awards (other than those described in Sections 6, 7, 8 and 9 of the Plan) that are based on or measured by Company Stock, to any Employee, Non- Employee Director or Key Advisor, on such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be awarded subject to the achievement of Performance Goals or other criteria or other conditions and may be payable in cash, Company Stock or any combination of the foregoing, as the Committee shall determine.

Section 11. Dividend Equivalents

The Committee may grant Dividend Equivalents in connection with Stock Units or Other Stock-Based Awards. Dividend Equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash or shares of Company Stock, and upon such terms and conditions as the Committee shall determine. Dividend Equivalents with respect to Stock Units or Other Stock-Based Awards that vest based on performance shall vest and be paid only if and to the extent the underlying Stock Units or Other Stock-Based Awards vest and are paid, as determined by the Committee.

Section 12. Consequences of a Change of Control

(a) Assumption of Outstanding Grants. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Grants that are not exercised or paid at the time of the Change of Control shall be assumed by, or replaced with grants (with respect to cash, securities, or a combination thereof) that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation). After a Change of Control, references to the “Company” as they relate to employment matters shall include the successor employer in the transaction, subject to applicable law.

(b) Vesting Upon Certain Terminations of Employment. Unless the Grant Instrument provides otherwise, if a Participant’s employment is terminated by the Employer without Cause upon or within 12 months following a Change of Control, the Participant’s outstanding Grants shall become fully vested as of the date of such termination; provided that if the vesting of any such Grants is based, in whole or in part, on performance, the applicable Grant Instrument shall specify how the portion of the Grant that becomes vested pursuant to this Section 12(b) shall be calculated.

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(c) Other Alternatives. In the event of a Change of Control, if any outstanding Grants are not assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation), the Committee may (but is not obligated to) make adjustments to the terms and conditions of outstanding Grants, including, without limitation, taking any of the following actions (or combination thereof) with respect to any or all outstanding Grants, without the consent of any Participant: (i) the Committee may determine that outstanding Stock Options and SARs shall automatically accelerate and become fully exercisable and the restrictions and conditions on outstanding Stock Awards, Stock Units and Dividend Equivalents shall immediately lapse; (ii) the Committee may determine that Participants shall receive a payment in settlement of outstanding Stock Units or Dividend Equivalents, in such amount and form as may be determined by the Committee; (iii) the Committee may require that Participants surrender their outstanding Stock Options and SARs in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount, if any, by which the then Fair Market Value of the shares of Company Stock subject to the Participant’s unexercised Stock Options and SARs exceeds the Stock Option Exercise Price or SAR base amount, and (iv) after giving Participants an opportunity to exercise all of their outstanding Stock Options and SARs, the Committee may terminate any or all unexercised Stock Options and SARs at such time as the Committee deems appropriate. Such surrender, termination or payment shall take place as of the date of the Change of Control or such other date as the Committee may specify. Without limiting the foregoing, if the per share Fair Market Value of the Company Stock does not exceed the per share Stock Option Exercise Price or SAR base amount, as applicable, the Company shall not be required to make any payment to the Participant upon surrender of the Stock Option or SAR.

Section 13. Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Participant in connection with any Grant. If any such deferral election is permitted or required, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals. The rules and procedures for any such deferrals shall be consistent with applicable requirements of section 409A of the Code.

Section 14. Withholding of Taxes

(a) Required Withholding. All Grants under the Plan shall be subject to applicable United States federal (including FICA), state and local, foreign country or other tax withholding requirements. The Employer may require that the Participant or other person receiving Grants or exercising Grants pay to the Employer an amount sufficient to satisfy such tax withholding requirements with respect to such Grants, or the Employer may deduct from other wages and compensation paid by the Employer the amount of any withholding taxes due with respect to such Grants.

(b) Share Withholding. The Committee may permit or require the Employer’s tax withholding obligation with respect to Grants paid in Company Stock to be satisfied by having shares withheld up to an amount that does not exceed the Participant’s applicable withholding tax rate for United States federal (including FICA), state and local, foreign country or other tax liabilities. The Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow Participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular Grant. Unless the Committee determines otherwise, share withholding for taxes shall not exceed the Participant’s minimum applicable tax withholding amount.

Section 15. Transferability of Grants

(a) Nontransferability of Grants. Except as described in subsection (b) below, only the Participant may exercise rights under a Grant during the Participant’s lifetime. A Participant may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, pursuant to a domestic relations order. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant’s will or under the applicable laws of descent and distribution.

(b) Transfer of Nonqualified Stock Options and Stock Awards. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument or at such other time after the grant of an award, that a Participant may transfer Nonqualified Stock Options or Stock Awards to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option or Stock Award and the transferred Option or Stock Award shall continue to be subject to the same terms and conditions as were applicable to the Option or Stock Award immediately before the transfer.

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Section 16. Requirements for Issuance or Transfer of Shares

No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant on the Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of the shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee deems appropriate to comply with applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

Section 17. Amendment and Termination of the Plan

(a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable law, or to comply with applicable stock exchange requirements.

(b) No Repricing of Options or SARs. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Company Stock, other securities or property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Company Stock or other securities, or similar transactions), the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding Stock Options or SARs to reduce the Exercise Price of such outstanding Stock Options or base price of such SARs, (ii) cancel outstanding Stock Options or SARs in exchange for Stock Options or SARs with an Exercise Price or base price, as applicable, that is less than the Exercise Price or base price of the original Stock Options or SARs or (iii) cancel outstanding Stock Options or SARs with an Exercise Price or base price, as applicable, above the current stock price in exchange for cash or other securities.

(c) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

(d) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Participant with respect to such Grant unless the Participant consents or unless the Committee acts under Section 18(f) below. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 18(f) below or may be amended by agreement of the Company and the Participant consistent with the Plan.

Section 18. Miscellaneous

(a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in the Plan shall be construed to (i) limit the right of the Committee to make Grants under the Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or (ii) limit the right of the Company to grant stock options or make other awards outside of the Plan. The Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, in substitution for a stock option or stock awards grant made by such corporation. Notwithstanding anything in the Plan to the contrary, the Committee may establish such terms and conditions of the new Grants as it deems appropriate, including setting the Exercise Price of Options or the base price of SARs at a price necessary to retain for the Participant the same economic value as the prior options or rights.

(b) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

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(c) Funding of the Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under the Plan.

(d) Rights of Participants. Nothing in the Plan shall entitle any Employee, Non-Employee Director, Key Advisor or other person to any claim or right to receive a Grant under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.

(e) No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. Except as otherwise provided under the Plan, the Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(f) Compliance with Law.

(i) The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and regulations, and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 422 or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422 or 409A of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(ii) The Plan is intended to comply with the requirements of section 409A of the Code, to the extent applicable. Each Grant shall be construed and administered such that the Grant either (A) qualifies for an exemption from the requirements of section 409A of the Code or (B) satisfies the requirements of section 409A of the Code. If a Grant is subject to section 409A of the Code, (I) distributions shall only be made in a manner and upon an event permitted under section 409A of the Code, (II) payments to be made upon a termination of employment or service shall only be made upon a “separation from service” under section 409A of the Code, (III) unless the Grant specifies otherwise, each installment payment shall be treated as a separate payment for purposes of section 409A of the Code, and (IV) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with section 409A of the Code.

(iii) Any Grant that is subject to section 409A of the Code and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Grant shall be postponed for six months following the date of the Participant’s separation from service, if required by section 409A of the Code. If a distribution is delayed pursuant to section 409A of the Code, the distribution shall be paid within 15 days after the end of the six-month period. If the Participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant’s death. The determination of Key Employees, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Committee or its delegate each year in accordance with section 416(i) of the Code and the “specified employee” requirements of section 409A of the Code.

(iv) Notwithstanding anything in the Plan or any Grant agreement to the contrary, each Participant shall be solely responsible for the tax consequences of Grants under the Plan, and in no event shall the Company or any subsidiary or affiliate of the Company have any responsibility or liability if a Grant does not meet any applicable requirements of section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under section 409A of the Code, the Company does not represent or warrant that the Plan or any Grant complies with any provision of federal, state, local or other tax law.

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(g) Grants in Foreign Countries; Establishment of Subplans. The Committee has the authority to award Grants to Participants who are foreign nationals or employed outside the United States on any different terms and conditions than those specified in the Plan that the Committee, in its discretion, believes to be necessary or desirable to accommodate differences in applicable law, tax policy, or custom, while furthering the purposes of the Plan. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Committee’s discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Employer shall not be required to provide copies of any supplement to Participants in any jurisdiction that is not affected. Notwithstanding the foregoing, the Committee may not approve any sub-plan inconsistent with the terms or share limits in the Plan or which would otherwise cause the Plan to cease to satisfy any conditions under Rule 16b-3 under the 1934 Act.

(h) Clawback Rights. Subject to the requirements of applicable law, the Committee may provide in any Grant Instrument that, if a Participant breaches any restrictive covenant agreement between the Participant and the Employer (which may be set forth in any Grant Instrument) or otherwise engages in activities that constitute Cause either while employed by, or providing service to, the Employer or within a specified period of time thereafter, all Grants held by the Participant shall terminate, and the Company may rescind any exercise of an Option or SAR and the vesting of any other Grant and delivery of shares upon such exercise or vesting (including pursuant to dividends and Dividend Equivalents), as applicable on such terms as the Committee shall determine, including the right to require that in the event of any such rescission, (i) the Participant shall return to the Company the shares received upon the exercise of any Option or SAR and/or the vesting and payment of any other Grant (including pursuant to dividends and Dividend Equivalents) or, (ii) if the Participant no longer owns the shares, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (or, in the event the Participant transfers the shares by gift or otherwise without consideration, the Fair Market Value of the shares on the date of the breach of the restrictive covenant agreement (including a Participant’s Grant Instrument containing restrictive covenants) or activity constituting Cause), net of the price originally paid by the Participant for the shares. Payment by the Participant shall be made in such manner and on such terms and conditions as may be required by the Committee. The Employer shall be entitled to set off against the amount of any such payment any amounts otherwise owed to the Participant by the Employer. In addition, all Grants under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.

(i) Governing Law; Jurisdiction. The validity, construction, interpretation and effect of the Plan and Grant Instrument issued under the Plan shall be governed and construed by and determined in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflict of laws provisions thereof. Any action arising out of, or relating to, any of the provisions of the Plan and Grants made hereunder shall be brought only in the United States District Court for the District of Massachusetts, or if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in Massachusetts, and the jurisdiction of such court in any such proceeding shall be exclusive.

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Appendix B

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

KOPIN CORPORATION

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

KOPIN CORPORATION (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation, as amended to date (the “Charter Amendment”) and declaring said Charter Amendment to be advisable and directing the stockholders of the Corporation to consider said Charter Amendment and to indicate their approval and adoption thereof. The resolution setting forth the amendment is as follows:

RESOLVED, That the first sentence of Article Fourth of the Restated Certificate of Incorporation of the Corporation be and it hereby is amended to read as follows:

“FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is two hundred and seventy-five million and three thousand (275,003,000) shares, of which three thousand (3,000) shares, par value of $.01 each, are to be of a class designated Preferred Stock, and two hundred and seventy five million (275,000,000) shares, par value of $.01 each, are to be of a class designated Common Stock.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Sections 211 and 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That the aforesaid Charter Amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That this Certificate of Amendment to the Certificate of Incorporation shall become effective upon the filing of the Certificate of Amendment with the Delaware Secretary of State, which will occur as soon as reasonably practicable after approval.

IN WITNESS WHEREOF, said Kopin Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be executed, acknowledged and filed by its Chief Financial Officer this [●] day of June 2025.

KOPIN CORPORATION

By:	/s/ Richard A. Sneider
Name:	Richard A. Sneider
Title:	Chief Financial Officer

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KOPIN CORPORATION
125 NORTH DRIVE
WESTBOROUGH, MA 01581

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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The Board of Directors recommends you vote FOR each of the following:

1. Election of Directors

Nominees	For	Against	Abstain
1a. Jill Avery	☐	☐	☐
1b. Michael Murray	☐	☐	☐
1c. David Nieuwsma	☐	☐	☐
1d. Margaret Seif	☐	☐	☐
1e. Paul Walsh, Jr.	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

	For	Against	Abstain
2. Proposal to amend the Company's 2020 Equity Incentive Plan to increase the number of shares of our Common Stock authorized for issuance thereunder from 14,000,000 to 19,000,000 shares.	☐	☐	☐
3. A Proposal to Amend the Certificate of Incorporation to increase the number of shares of our common stock from 200,000,000 to 275,000,000.	☐	☐	☐
4. Proposal to ratify the appointment of BDO USA as the independent registered public accounting firm of the Company for the current fiscal year ending December 27, 2025.	☐	☐	☐
5. An advisory vote to approve the compensation of the Company's named executive officers, during the fiscal year ended December 28, 2024.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000678801_1 R1.0.0.2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

KOPIN CORPORATION
Annual Meeting of Stockholders
Thursday, June 26, 2025 9:00 AM
This proxy is solicited by the Board of Directors of Kopin Corporation

The undersigned hereby appoints Michael Murray and Richard A. Sneider, and either of them, as proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to vote all the shares of our common stock of Kopin Corporation which the undersigned would be entitled to vote if personally present at the 2025 Annual Meeting of Stockholders to be held at Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110 on Thursday, June 26, 2025 at 9:00 AM, or any adjournment thereof.

THIS PROXY HEREBY REVOKES ALL FORMER PROXIES SUBMITTED BY THE UNDERSIGNED STOCKHOLDERS. THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" ALL DIRECTORS LISTED IN PROPOSAL 1, AND WILL BE VOTED “FOR” PROPOSALS 2, 3, 4 AND 5.

If you vote over the internet or by telephone, please do not mail your proxy card. Your vote is important. Please vote immediately.

0000678801_2 R1.0.0.2

Continued and to be signed on reverse side